                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

               [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

---------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                   TERM SHEET
                                AUGUST 18, 2005
                  Specialty Underwriting & Residential Finance
                    Mortgage Loan Asset-Backed Certificates,
                                Series 2005-AB2

                           $323,048,000 (APPROXIMATE)
                              SUBJECT TO REVISION

                                                        PRINCIPAL                           EXPECTED  STATED
                                       WAL (YRS)         WINDOW                              FINAL     FINAL
               APPROX                  (CALL(4)/        (CALL(4)/      PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
   CLASS      SIZE ($)     COUPON      MATURITY)        MATURITY)       DELAY    ACCRUAL      (4)        (5)     (MOODY'S/ S&P)
----------  -----------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
CLASS A-1A   95,153,000  LIBOR + [ ]  2.26 / 2.42    1 - 76 / 1 - 157     0     Actual/360   01/2012   06/2036      Aaa / AAA
                         (1), (2)

CLASS A-2A   98,538,000  LIBOR + [ ]  1.00 / 1.00     1 - 21 / 1 - 21     0     Actual/360   06/2007   06/2036      Aaa / AAA
                         (1), (2)

CLASS A-2B   67,465,000  LIBOR + [ ]  3.00 / 3.00   21 - 63 / 21 - 63     0     Actual/360   12/2010   06/2036      Aaa / AAA
                         (1), (2)

CLASS A-2C   25,819,000  LIBOR + [ ]  6.19 / 8.21  63 - 76 / 63 - 187     0     Actual/360   01/2012   06/2036      Aaa / AAA
                         (1), (2)

CLASS M-1     7,312,000  LIBOR + [ ]  4.48 / 4.93  41 - 76 / 41 - 131     0     Actual/360   01/2012   06/2036      Aa1 / AA+
                         (1), (3)

CLASS M-2     6,662,000  LIBOR + [ ]  4.44 / 4.85  40 - 76 / 40 - 123     0     Actual/360   01/2012   06/2036      Aa2 / AA
                         (1), (3)

CLASS M-3     4,550,000  LIBOR + [ ]  4.40 / 4.77  39 - 76 / 39 - 114     0     Actual/360   01/2012   06/2036      Aa3 / AA-
                         (1), (3)

CLASS M-4     3,412,000  LIBOR + [ ]  4.39 / 4.71  38 - 76 / 38 - 107     0     Actual/360   01/2012   06/2036       A1 / A+
                         (1), (3)

CLASS M-5     2,762,000  LIBOR + [ ]  4.37 / 4.62  38 - 76 / 38 - 100     0     Actual/360   01/2012   06/2036       A2 / A
                         (1), (3)

CLASS M-6     1,625,000  LIBOR + [ ]  4.37 / 4.57   38 - 76 / 38 - 93     0     Actual/360   01/2012   06/2036       A3 / A-
                         (1), (3)

CLASS B-1     3,250,000  LIBOR + [ ]  4.36 / 4.47   37 - 76 / 37 - 88     0     Actual/360   01/2012   06/2036     Baa1 / BBB+
                         (1), (3)

CLASS B-2     3,250,000  LIBOR + [ ]  4.21 / 4.21   37 - 76 / 37 - 77     0     Actual/360   01/2012   06/2036      Baa3 / BBB
                         (1), (3)

CLASS B-3     3,250,000  LIBOR + [ ]  3.57 / 3.57   37 - 61 / 37 - 61     0     Actual/360   10/2010   06/2036      Ba2 / BBB-
                         (1), (3)
            -----------
TOTAL:      323,048,000
            -----------

1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at the "Pricing Speed" of 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)    Latest maturity date for any mortgage loan plus one year.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                    212-449-3659         scott_soltas@ml.com
Charles Sorrentino              212-449-3659         charles_sorrentino@ml.com
Colin Sheen                     212-449-3659         colin_sheen@ml.com
Charles Macintosh               212-449-3659         charles_macintosh@ml.com
Gregory Ikhilov                 212-449-3659         gregory_ikhilov @ml.com
Roger Ashworth                  212-449-3659         roger_ashworth @ml.com
Edgar Seah (Tokyo)              81-3-6225-7803       edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                     212-449-0752         matthew_whalen@ml.com
Paul Park                       212-449-6380         paul_park@ml.com
Tim Loughlin                    212-449-1646         timothy_loughlin@ml.com
Tom Saywell                     212-449-2122         tom_saywell@ml.com
Alan Chan                       212-449-8140         alan_chan@ml.com
Fred Hubert                     212-449-5071         fred_hubert@ml.com
Alice Chu                       212-449-1701         alice_chu@ml.com
Sonia Lee                       212-449-5067         sonia_lee@ml.com
Keith Singletary                212-449-9431         keith_singletary@ml.com
Calvin Look                     212-449-5029         calvin_look@ml.com
Yimin Ge                        212-449-9401         yimin_ge@ml.com
Hoi Yee Leung                   212-449-1901         hoiyee_leung@ml.com

MOODY'S

Maggie Liu                      212-553-3712         qingyu.liu@moodys.com

STANDARD & POOR'S

Errol Arne                      212-438-2089         errol_arne@standardandpoors.com

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

TITLE OF CERTIFICATES  Specialty Underwriting & Residential
                       Finance ("SURF"), Mortgage Loan Asset-Backed
                       Certificates, Series 2005-AB2, consisting of:
                       Class A-1A Certificates,
                       Class A-2A , Class A-2B and Class A-2C Certificates (collectively, the "Class A-2 Certificates" and together with the Class A-1A Certificates, the Class A Certificates),
                       Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"),
                       Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates")
                       The Class A, Class M and Class B Certificates are collectively known as the "Offered Certificates").

LEAD MANAGER           Merrill Lynch, Pierce, Fenner & Smith Incorporated

ISSUER                 Specialty Underwriting and Residential Finance Trust,
                       Series 2005-AB2

DEPOSITOR              Merrill Lynch Mortgage Investors, Inc.

SELLER                 Merrill Lynch Mortgage Lending Inc.

SERVICER               Wilshire Credit Corporation

TRUSTEE                [JPMorgan Chase Bank]

CUT-OFF DATE           September 1, 2005

PRICING DATE           On or about August [18], 2005

CLOSING DATE           On or about September [15], 2005

DISTRIBUTION DATES     Distribution of principal and interest on the Offered
                       Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005.

ERISA CONSIDERATIONS   The Offered Certificates will be ERISA eligible as of the
                       Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT       The Offered Certificates will not constitute
                       "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS             For federal income tax purposes, the Trust Fund will
                       include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

OPTIONAL TERMINATION   The Trustee will attempt to terminate the trust when the
                       aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off
                       Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon,
                       (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS         The mortgage pool will consist of fixed rate and
                       adjustable rate, first lien mortgage loans ("Mortgage
                       Loans") originated under the SURF program and will be serviced by Wilshire Credit Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $335,625,574, as of August 1, 2005
                       ("Statistical Calculation Date"). The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $325,000,000.

TOTAL OFFERED DEAL     Approximately $323,048,000
SIZE

ADMINISTRATIVE FEES    The Servicer and the Trustee will be paid fees
                       aggregating approximately 50.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                       Loans.

CREDIT ENHANCEMENTS    1.  Mortgage Insurance

                       2.  Excess Interest

                       3.  Over-Collateralization

                       4.  Subordination

MORTGAGE INSURANCE     As of the cut-of date, approximately 35% of the mortgage
                       loans will be covered by a mortgage insurance policy issued by PMI Mortgage Insurance Corporation. Each Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST        Excess interest cashflow will be available as credit
                       enhancement.

OVER-COLLATERALIZATION The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                       Initial: 0.60% of aggregate principal balance as of the Cut-off Date

                       Target: 0.60% of aggregate principal balance as of the Cut-off Date before stepdown, 1.20% of current balance after stepdown

                       Floor: 0.50% of aggregate principal balance as of the Cut-off Date

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

SUBORDINATION:             CLASSES       RATING (M/S)    SUBORDINATION (1)
                          ---------      ------------    -----------------
(1) includes initial OC    Class A          Aaa/AAA           11.70%
                          Class M-1         Aa1/AA+            9.45%
                          Class M-2         Aa2/AA             7.40%
                          Class M-3         Aa3/AA-            6.00%
                          Class M-4          A1/A+             4.95%
                          Class M-5          A2/A              4.10%
                          Class M-6          A3/A-             3.60%
                          Class B-1        Baa1/BBB+           2.60%
                          Class B-2        Baa3/BBB            1.60%
                          Class B-3        Ba2/BBB-            0.60%

CLASS SIZES:               CLASSES       RATING (M/S)    CLASS SIZES
                          ---------      ------------    -----------
                           Class A          Aaa/AAA        88.30%
                          Class M-1         Aa1/AA+         2.25%
                          Class M-2         Aa2/AA          2.05%
                          Class M-3         Aa3/AA-         1.40%
                          Class M-4          A1/A+          1.05%
                          Class M-5          A2/A           0.85%
                          Class M-6          A3/A-          0.50%
                          Class B-1        Baa1/BBB+        1.00%
                          Class B-2        Baa3/BBB         1.00%
                          Class B-3        Ba2/BBB-         1.00%

INTEREST ACCRUAL       For the Offered Certificates, interest will initially
                       accrue from the Closing Date to (but excluding) the first
                       Distribution Date, and thereafter, from the prior
                       Distribution Date to (but excluding) the current
                       Distribution Date.

COUPON STEP UP         If the optional termination of the Offered Certificates
                       does not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class A
                       Certificates will increase to 2x their respective margins, and (ii) the margins on each class of the Subordinate Certificates will increase to 1.5x their respective margins, in each case on the following
                       Distribution Date.

AVAILABLE FUNDS CAPS   Class A-1A Certificates: The per annum rate equal to (A)
                       12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                       Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                       Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1A Available Funds Cap and the Class A-2 Available Funds Cap.

                       "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CAP CONTRACT           The Certificates will each have the benefit of one of the
                       three cap contracts as specified below:

                              NUMBER OF       BEGINNING       1ML STRIKE, UPPER
CLASS                           MONTHS    DISTRIBUTION DATE        COLLAR
-----                         ---------   -----------------   -----------------
Class A-1A Certificates           76         October 2005           9.73%
Class A-2 Certificates            76         October 2005           9.23%
Subordinate Certificates          76         October 2005           8.62%

                       The trust fund will own three one-month LIBOR cap contracts purchased for the benefit of the related Certificates. Payments received on the cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the related Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP       A rate calculated in the same manner as the related
                       Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL              If on any Distribution Date the pass-through rate for any
REIMBURSEMENT          class of Offered Certificates is limited by the related
                       Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (a) the related
                       Maximum Rate Cap and (b) the sum of (i) the related
                       Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the related Cap Contract with respect to such Distribution Date by (II) the aggregate Certificated
                       Principal Balance of each of the Classes of Certificates to which such related Cap Contract relates for such Distribution Date over (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the related Available Funds Cap together with the unpaid portion of any such excess from prior
                       Distribution Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the related Available Funds Cap. Such reimbursement will be paid only on a subordinated basis.
                       No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

CASHFLOW PRIORITY      1. Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>   2. Servicing Fees and Trustee Fees, as applicable.

                       3. Available interest funds, as follows: monthly
                          interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                       4. Available principal funds, as follows: monthly
                          principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                       5. Excess interest in the order as described under
                          "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                       6. Excess interest to pay subordinate principal
                          shortfalls.

                       7. Excess interest to pay Carryover resulting from
                          imposition of the related Available Funds Cap.

                       8. Any remaining amount will be paid in accordance with
                          the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                      Payments received on the related Cap Contract will only be available to the classes of Offered Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the classes of Offered Certificates will be distributed in respect of other classes of certificates not described herein.

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

      1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1A Certificates.

      2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates sequentially in the following order, to the Class A-2A Class certificates until its certificate principal balance has been reduced to zero, thereafter to the Class A-2B certificates until its certificate principal balance has been reduced to zero, thereafter to the Class A-2C certificates until its Certificate principal balance has been reduced to zero.

      "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of either the Class A-1A Certificates or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1A Certificates or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1A Certificates and Class A-2 Certificates has been reduced to zero, then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                23.40%
CLASS M-1              18.90%
CLASS M-2              14.80%
CLASS M-3              12.00%
CLASS M-4               9.90%
CLASS M-5               8.20%
CLASS M-6               7.20%
CLASS B-1               5.20%
CLASS B-2               3.20%
CLASS B-3               1.20%

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the October 2008 Distribution Date;
      and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE            The first Distribution Date on which the Senior
CLASS PRINCIPAL        Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE      principal balance of the subordinate Certificates and the
                       O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including
                       O/C), which is equal to two times the initial Class A subordination percentage.

                       SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                       23.40%
                       or
                       (11.10%+0.60%)*2

STEP DOWN LOSS         The situation that exists with respect to any
TRIGGER EVENT          Distribution Date after the Stepdown Date, if (a) the
<Preliminary and       quotient of (1) the aggregate Stated Principal Balance of
Subject to Revision>   all Mortgage Loans 60 or more days delinquent, measured
                       on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated
                       Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [42.00]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off
                       Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                     REQUIRED LOSS PERCENTAGE
-----------------------------   --------------------------------------------------------
October 2008 - September 2009   [1.00]% with respect to October 2008, plus an additional
                                1/12 th of [0.50]% for each month thereafter

October 2009 - September 2010   [1.50]% with respect to October 2009, plus an additional
                                1/12 th of [0.25]% for each month thereafter

October 2010 - September 2011   [1.75]% with respect to October 2010, plus an additional
                                1/12 th of [0.25]% for each month thereafter

October 2011 and thereafter     [2.00]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS             The Offered Certificates will be offered pursuant to a
                       Prospectus which includes a Prospectus Supplement
                       (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                       Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES   The following tables describe the Mortgage Loans and the
                       related mortgaged properties as of the Statistical
                       Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $ 335,625,574

Aggregate Original Principal Balance                   $ 336,453,685

Number of Mortgage Loans                                       1,697

                                          MINIMUM                  MAXIMUM                 AVERAGE (1)
                                         ---------                ---------                -----------
Original Principal Balance               $  24,000                $ 962,000                $   198,264
Outstanding Principal Balance            $  23,925                $ 961,911                $   197,776

                                                                                            WEIGHTED
                                          MINIMUM                  MAXIMUM                 AVERAGE (2)
                                         ---------                ---------                -----------
Original Term (mos)                          120                      360                       357
Stated remaining Term (mos)(4)               115                      357                       352
Loan Age (mos)(4)                              3                       10                         5
Current Interest Rate                      4.770%                  10.350%                    6.719%
Initial Interest Rate Cap (3)              1.000%                   5.000%                    2.979%
Periodic Rate Cap (3)                      1.000%                   2.000%                    1.224%
Gross Margin (3)                           2.050%                  12.000%                    5.792%
Maximum Mortgage Rate (3)                 10.375%                  16.500%                   12.988%
Minimum Mortgage Rate (3)                  2.250%                   9.750%                    6.167%
Months to Roll (3) (4)                         1                       92                        24
Original Loan-to-Value                     17.44%                  100.00%                    81.99%
Credit Score (4)                             620                      810                       685

                                          EARLIEST                  LATEST
                                         ----------               ----------
Maturity Date                            04/01/2015               06/01/2035

                                          PERCENT
                                             OF
                                          MORTGAGE
                                            POOL
                                          --------
LIEN POSITION
1 st Lien                                  100.00%

OCCUPANCY
Primary                                     91.32%
Second Home                                  1.75%
Investment                                   6.94%

LOAN TYPE
Fixed Rate                                  20.09%
ARM                                         79.91%

AMORTIZATION TYPE
Fully Amortizing                            65.24%
Interest-Only                               34.25%
Balloon                                      0.51%

YEAR OF ORIGINATION
2004                                         3.90%
2005                                        96.10%

LOAN PURPOSE
Purchase                                    46.29%
Refinance - Rate/Term                        6.33%
Refinance - Cashout                         47.38%

PROPERTY TYPE
Single Family                               69.67%
Planned Unit Development                    13.97%
Two - to Four-Family                         8.46%
Condominium                                  6.82%
Townhouse                                    0.65%
Rowhouse                                     0.25%
Manufactured Housing                         0.19%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   As of the Cut-off Date.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------------------    --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                  59   $  17,112,825      5.10%     5.300%     701    $   290,048    75.53%   85.51%   65.65%
5.501% to 6.000%               234      59,494,964     17.73      5.856      688        254,252    79.00    61.50    49.07
6.001% to 6.500%               289      63,936,718     19.05      6.324      687        221,234    81.64    41.56    43.49
6.501% to 7.000%               467      91,824,918     27.36      6.828      684        196,627    82.21    27.44    29.85
7.001% to 7.500%               342      57,605,323     17.16      7.294      677        168,437    83.53    24.49    21.72
7.501% to 8.000%               214      33,415,981      9.96      7.788      684        156,149    85.68    18.76    16.37
8.001% to 8.500%                54       7,454,734      2.22      8.278      685        138,051    85.86    24.10    17.76
8.501% to 9.000%                31       4,043,246      1.20      8.784      689        130,427    92.35    25.24     0.00
9.001% to 9.500%                 5         600,250      0.18      9.452      702        120,050    91.82    15.40     0.00
9.501% to 10.000%                1          91,670      0.03      9.750      660         91,670    85.00     0.00     0.00
10.001% to 10.500%               1          44,944      0.01     10.350      661         44,944   100.00   100.00     0.00
                             -----   -------------    ------     ------      ---    -----------   ------   ------    -----
TOTAL:                       1,697   $ 335,625,574    100.00%     6.719%     685    $   197,776    81.99%   37.64%   34.25%
                             -----   -------------    ------     ------      ---    -----------   ------   ------    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.719% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF REMAINING         MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MONTHS TO STATED MATURITY    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
109 to 120                       1   $      75,672      0.02%    7.200%      671    $    75,672   40.53%   100.00%    0.00%
169 to 180                      32       3,367,910      1.00     7.019       698        105,247   79.55     72.96     0.00
229 to 240                      15       2,569,142      0.77     6.403       682        171,276   79.92     46.79     0.00
289 to 300                       1          73,569      0.02     5.990       639         73,569   77.08    100.00     0.00
349 to 360                   1,648     329,539,282     98.19     6.719       685        199,963   82.04     37.18    34.88
                             -----   -------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:                       1,697   $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                             -----   -------------    ------     -----       ---    -----------   -----    ------    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------------- --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                19    $     795,012      0.24%    7.833%      673    $    41,843    72.97%   50.53%    0.00%
$50,001 to $100,000           292       22,753,662      6.78     7.260       683         77,924    81.56    51.41     9.60
$100,001 to $150,000          428       53,449,758     15.93     6.965       687        124,883    82.28    40.63    18.00
$150,001 to $200,000          304       52,912,254     15.77     6.816       681        174,053    81.23    32.73    30.66
$200,001 to $250,000          206       45,912,675     13.68     6.693       684        222,877    83.11    37.83    30.89
$250,001 to $300,000          160       43,941,504     13.09     6.606       679        274,634    80.53    34.58    36.85
$300,001 to $350,000          113       36,492,900     10.87     6.710       687        322,946    84.94    26.59    35.71
$350,001 to $400,000           65       24,586,748      7.33     6.439       695        378,258    81.19    38.77    47.77
$400,001 to $450,000           47       19,945,861      5.94     6.339       696        424,380    83.43    40.66    53.31
$450,001 to $500,000           30       14,411,157      4.29     6.281       670        480,372    78.73    42.84    63.33
$500,001 to $550,000           10        5,199,470      1.55     6.384       687        519,947    86.37    50.69    50.20
$550,001 to $600,000            7        4,017,184      1.20     6.981       681        573,883    87.92    42.40    71.66
$600,001 to $650,000            6        3,718,767      1.11     6.382       692        619,795    74.16    50.38    50.46
$650,001 to $700,000            2        1,317,611      0.39     5.792       750        658,806    78.19    50.26    50.26
$700,001 to $750,000            5        3,644,498      1.09     6.538       705        728,900    80.39    39.94    39.94
$750,001 to $800,000            2        1,564,600      0.47     6.414       673        782,300    72.52    49.85   100.00
$950,001 to $1,000,000          1          961,911      0.29     6.875       717        961,911    74.00     0.00   100.00
                            -----    -------------    ------     -----       ---    -----------    ----     -----   ------
TOTAL:                      1,697    $  335,625,57    100.00%    6.719%      685    $   197,776    81.99%   37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------    ----     -----   ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $23,925 to approximately $961,911 and the average outstanding principal balance of the Mortgage Loans was approximately $197,776.

PRODUCT TYPES

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------        --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans                   14   $   1,719,431      0.51%    7.455%      703    $   122,817    84.52%   58.31%    0.00%
10 Year Fixed Loans              1          75,672      0.02     7.200       671         75,672    40.53   100.00     0.00
15 Year Fixed Loans             19       1,757,284      0.52     6.651       696         92,489    75.96    82.78     0.00
20 Year Fixed Loans             15       2,569,142      0.77     6.403       682        171,276    79.92    46.79     0.00
25 Year Fixed Loans              1          73,569      0.02     5.990       639         73,569    77.08   100.00     0.00
30 Year Fixed Loans            310      61,219,735     18.24     6.590       690        197,483    79.26    46.02     4.91
Six-Month LIBOR                 15       3,395,921      1.01     6.464       707        226,395    79.00    21.18    61.84
2/28 LIBOR ARM                 880     185,134,949     55.16     6.741       680        210,381    83.05    35.46    37.47
2/1 LIBOR ARM                   77      10,715,201      3.19     6.932       693        139,158    85.57    24.60     0.00
3/27 LIBOR ARM                 177      36,444,833     10.86     6.560       689        205,903    83.49    51.39    45.86
3/1 LIBOR ARM                   28       3,505,533      1.04     6.826       685        125,198    83.43    61.91     0.00
5/25 LIBOR ARM                 160      29,014,305      8.64     6.980       693        181,339    78.48    15.35    81.88
                             -----   -------------    ------     -----       ---    -----------    -----   ------    -----
TOTAL:                       1,697   $ 335,625,574    100.00%    6.719%      685    $   197,776    81.99%   37.64%   34.25%
                             -----   -------------    ------     -----       ---    -----------    -----   ------    -----

---------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------       --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                        13    $   1,474,819      0.44%    7.039%      699    $   113,448   83.67%    24.54%   52.28%
Alaska                          1          239,989      0.07     8.250       702        239,989   80.00      0.00   100.00
Arizona                        39        7,876,103      2.35     6.856       693        201,951   83.76     31.07    43.36
Arkansas                        6          627,520      0.19     6.688       694        104,587   83.18     40.55     0.00
California                    259       77,274,987     23.02     6.283       687        298,359   79.51     44.98    58.09
Colorado                       33        5,300,661      1.58     6.826       673        160,626   81.85     23.63    36.30
Connecticut                    36        7,175,048      2.14     6.816       689        199,307   82.42     41.99    11.03
Delaware                        3          543,338      0.16     7.767       664        181,113   90.04     26.34     0.00
District of Columbia            3          930,851      0.28     7.140       665        310,284   85.42      0.00    34.29
Florida                       221       38,450,182     11.46     6.996       686        173,983   81.79     29.17    35.84
Georgia                       104       15,472,750      4.61     6.888       677        148,776   83.06     38.39    47.15
Hawaii                          2          568,117      0.17     7.308       681        284,059   90.80     61.34    61.34
Idaho                           8        1,168,115      0.35     7.051       678        146,014   85.15     59.63    46.12
Illinois                      106       19,686,029      5.87     6.956       689        185,717   83.04     28.13    17.40
Indiana                        32        3,497,492      1.04     6.978       688        109,297   85.17     54.24     9.29
Iowa                           10          882,598      0.26     7.485       683         88,260   89.17     44.22     0.00
Kansas                         10        1,084,344      0.32     6.775       710        108,434   91.03     50.12     0.00
Kentucky                       15        2,369,453      0.71     7.343       695        157,964   91.90     33.10    32.05
Louisiana                       9        1,391,893      0.41     7.119       677        154,655   79.45      0.00     0.00
Maine                           3          404,796      0.12     7.924       659        134,932   87.49     87.70     0.00
Maryland                       53       12,343,755      3.68     6.506       680        232,901   81.12     41.49    26.64
Massachusetts                  36       10,033,947      2.99     6.642       684        278,721   79.57     34.12    12.63
Michigan                       41        4,709,373      1.40     7.126       673        114,863   83.81     56.02    11.86
Minnesota                      36        6,641,635      1.98     6.865       683        184,490   83.02     38.84    23.95
Mississippi                    10          983,627      0.29     6.821       665         98,363   80.35     32.10    31.42
Missouri                       47        5,815,287      1.73     7.173       687        123,730   85.40     42.07    12.07
Montana                         2          258,132      0.08     7.018       698        129,066   96.91     38.60    61.40
Nebraska                        4          483,414      0.14     7.364       762        120,853   80.00     30.26     0.00
Nevada                         27        6,406,478      1.91     6.552       676        237,277   80.32     49.44    42.22
New Hampshire                   7        1,648,430      0.49     6.339       693        235,490   76.85     14.43    43.09
New Jersey                     40       10,409,639      3.10     6.483       683        260,241   84.42     52.56    14.50
New Mexico                      2          304,047      0.09     7.388       713        152,023   80.00      0.00     0.00
New York                       78       21,434,508      6.39     6.683       682        274,801   81.28     25.78    13.75
North Carolina                 29        4,733,225      1.41     7.173       688        163,215   83.76     38.89    35.94
North Dakota                    2          221,348      0.07     7.647       688        110,674   96.60      0.00     0.00
Ohio                           65        9,180,698      2.74     6.838       691        141,242   83.67     40.51    28.36
Oklahoma                        4          365,495      0.11     6.880       662         91,374   79.18     40.49     0.00
Oregon                         18        3,226,077      0.96     6.853       694        179,226   84.29     25.84    22.71
Pennsylvania                   54        9,146,013      2.73     6.669       679        169,371   84.96     52.04     7.84
Rhode Island                   15        3,001,126      0.89     6.472       685        200,075   79.42     27.62    26.34
South Carolina                 11        1,453,802      0.43     7.037       682        132,164   84.37     66.21    51.22
South Dakota                    1          202,916      0.06     5.990       744        202,916   95.00    100.00     0.00
Tennessee                      31        5,466,103      1.63     7.143       688        176,326   82.69     32.12    33.41
Texas                          48        6,501,391      1.94     7.075       684        135,446   82.36     19.86    23.26
Utah                           17        2,986,693      0.89     6.885       714        175,688   81.24     24.44    50.04
Virginia                       60       14,184,309      4.23     6.583       683        236,405   81.83     32.04    51.95
Washington                     16        3,073,974      0.92     7.027       681        192,123   82.91     44.64    20.64
West Virginia                   3          682,525      0.20     6.900       706        227,508   94.51     86.41     0.00
Wisconsin                      25        3,085,597      0.92     7.232       683        123,424   86.34     47.79     7.99
Wyoming                         2          222,927      0.07     6.833       633        111,464   80.00     72.27     0.00
                            -----    -------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----    ------    -----

No more than approximately 0.47% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

AMORTIZATION TYPE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------    --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing            1,233    $ 218,961,010     65.24%    6.876%      682    $   177,584   81.97%    33.93%    0.00%
Balloon                        14        1,719,431      0.51     7.455       703        122,817   84.52     58.31     0.00
24 Month Interest-Only          4          978,690      0.29     5.904       639        244,673   75.78    100.00   100.00
60 Month Interest-Only        310       87,657,597     26.12     6.266       691        282,766   83.09     53.25   100.00
120 Month Interest-Only       136       26,308,845      7.84     6.907       693        193,447   78.53     12.88   100.00
                            -----    -------------    ------     -----       ---    -----------   -----    ------   ------
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----    ------   ------

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------       --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                 31    $   4,431,163      1.32%    6.253%      693    $   142,941   39.61%    48.32%   20.49%
50.01% to 55.00%                9        1,376,580      0.41     6.463       684        152,953   53.21     46.58     0.00
55.01% to 60.00%               24        4,537,587      1.35     6.156       675        189,066   57.78     42.26    33.36
60.01% to 65.00%               29        5,662,406      1.69     6.380       670        195,255   63.92     57.75    30.73
65.01% to 70.00%               45       10,815,085      3.22     6.243       684        240,335   68.53     40.95    33.08
70.01% to 75.00%              100       21,841,017      6.51     6.395       672        218,410   73.84     40.31    28.52
75.01% to 80.00%              882      168,032,568     50.07     6.727       677        190,513   79.79     27.69    35.97
80.01% to 85.00%              113       26,025,179      7.75     6.556       698        230,311   84.31     44.27    41.58
85.01% to 90.00%              215       47,261,982     14.08     6.752       698        219,823   89.46     48.69    39.49
90.01% to 95.00%               78       18,895,199      5.63     6.994       697        242,246   94.80     32.90    35.12
95.01% to 100.00%             171       26,746,809      7.97     7.293       706        156,414   99.84     66.73    16.48
                            -----    -------------    ------     -----       ---    -----------   -----     -----    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----     -----    -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.44% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.99%.

MORTGAGE INSURANCE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------------     --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance       1,135    $ 218,850,192     65.21%    6.647%      677    $   192,820   76.99%    31.85%   34.14%
PMI Mortgage Insurance
  Corp.                       560      116,539,258     34.72     6.853       700        208,106   91.36     48.38    34.51
Mortgage Guaranty
  Insurance Corp.               2          236,124      0.07     7.944       639        118,062   90.57    100.00     0.00
                            -----    -------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----    ------    -----

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

LOAN PURPOSE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------      --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Refinance - Cashout           775    $ 159,025,568     47.38%    6.588%      681    $   205,194   80.52%    43.94%   29.53%
Purchase                      826      155,347,419     46.29     6.893       689        188,072   83.52     29.80    38.20
Refinance - Rate/Term          96       21,252,588      6.33     6.431       690        221,381   81.79     47.79    40.67
                            -----    -------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----    ------    -----

PROPERTY TYPE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------   --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family               1,210    $ 233,821,958     69.67%    6.715%      682    $   193,241    82.01%   37.28%   33.24%
Planned Unit Development      208       46,882,469     13.97     6.697       688        225,396    82.57    33.43    52.59
Two- to Four-Family           121       28,384,393      8.46     6.791       696        234,582    80.92    35.92    14.70
Condominium                   130       22,888,304      6.82     6.709       696        176,064    81.69    47.23    35.29
Townhouse                      14        2,178,374      0.65     6.808       686        155,598    86.32    46.13    14.64
Rowhouse                        7          827,082      0.25     6.194       710        118,155    82.50   100.00     0.00
Manufactured Housing            7          642,996      0.19     7.362       695         91,857    73.68   100.00     0.00
                            -----    -------------    ------     -----       ---    -----------    -----   ------    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776    81.99%   37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------    -----   ------    -----

DOCUMENTATION

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------       --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation          937    $ 194,865,706     58.06%    6.885%      685    $   207,968    81.48%    0.00%   27.57%
Full Documentation            672      126,329,763     37.64     6.390       685        187,991    83.10   100.00    40.40
No Documentation               41        6,083,475      1.81     7.738       709        148,377    79.33     0.00    59.27
Stated Income/Stated
Asset                          32        5,403,815      1.61     7.161       686        168,869    78.93     0.00    79.42
No Ratio                       14        2,761,565      0.82     6.965       668        197,255    78.99     0.00    76.20
No Income/No Asset              1          181,250      0.05     7.250       722        181,250    79.99     0.00   100.00
                            -----    -------------    ------     -----       ---    -----------    -----   ------   ------
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776    81.99%   37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------    -----   ------   ------

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

OCCUPANCY

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------                --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                     1,503    $ 306,481,002     91.32%    6.671%      684    $   203,913   82.08%    36.54%   35.71%
Investment                    157       23,280,433      6.94     7.217       690        148,283   81.57     59.07     8.29
Second Home                    37        5,864,140      1.75     7.271       725        158,490   78.94     10.09    60.86
                            -----    -------------    ------     -----       ---    -----------   -----     -----    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----     -----    -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------         --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
3                               1    $     111,793      0.03%    7.375%      667    $   111,793   80.00%     0.00%    0.00%
4                             354       73,548,285     21.91     6.701       694        207,764   81.37     36.02    42.60
5                             786      162,579,048     48.44     6.622       679        206,844   81.33     39.06    37.76
6                             252       49,610,923     14.78     6.621       689        196,869   84.19     50.91    31.63
7                             221       37,520,695     11.18     7.123       690        169,777   83.15     23.89    14.45
8                              71       10,416,635      3.10     7.259       679        146,713   81.96     14.88    10.70
9                               7          765,143      0.23     7.149       682        109,306   75.98     10.63     0.00
10                              5        1,073,052      0.32     7.455       684        214,610   87.14     45.14     0.00
                            -----    -------------    ------     -----       ---    -----------   -----     -----    -----
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----     -----    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------        --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
None                          223    $  40,507,563     12.07%    7.059%      690    $   181,648   82.51%    31.19%   32.76%
6 Months                        6          641,419      0.19     7.470       702        106,903   79.90      4.50     0.00
8 Months                        1          183,405      0.05     8.250       746        183,405   80.00      0.00     0.00
12 Months                     123       30,270,304      9.02     6.974       679        246,100   82.21     28.55    24.15
13 Months                       1          364,000      0.11     6.250       732        364,000   80.00    100.00   100.00
18 Months                       1          107,594      0.03     7.500       648        107,594   80.00      0.00     0.00
24 Months                     693      143,026,477     42.61     6.654       681        206,387   82.81     36.35    39.60
30 Months                       1          136,066      0.04     7.599       620        136,066   80.00      0.00     0.00
36 Months                     451       80,980,580     24.13     6.705       687        179,558   81.24     45.07    38.74
60 Months                     197       39,408,166     11.74     6.420       697        200,041   79.89     41.05    15.18
                            -----    -------------    ------     -----       ---    -----------   -----     -----   ------
TOTAL:                      1,697    $ 335,625,574    100.00%    6.719%      685    $   197,776   81.99%    37.64%   34.25%
                            -----    -------------    ------     -----       ---    -----------   -----     -----   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

-----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                          NUMBER    AGGREGATE                          WEIGHTED    AVERAGE   WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE  PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL    FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOC        IO
----------------------   --------  ------------  ----------  --------  --------  ----------  --------  --------  -------
620 to 625                   68    $ 13,614,529      4.06%     6.807%     623    $  200,214    76.44%    46.98%   19.80%
626 to 650                  275      53,728,034     16.01      6.723      638       195,375    76.65     38.10    24.74
651 to 675                  420      81,139,776     24.18      6.850      664       193,190    82.24     36.80    34.90
676 to 700                  422      81,723,317     24.35      6.719      687       193,657    84.35     35.76    37.92
701 to 725                  257      54,208,014     16.15      6.609      713       210,926    83.65     36.79    37.39
726 to 750                  145      29,896,293      8.91      6.571      737       206,181    82.59     43.46    33.45
751 to 775                   68      12,971,661      3.86      6.720      759       190,760    84.30     30.65    40.15
776 to 800                   33       7,209,244      2.15      6.520      786       218,462    82.85     42.30    53.86
801 to 810                    9       1,134,706      0.34      6.619      804       126,078    86.27     36.57    25.36
                          -----    ------------    ------      -----      ---    ----------    -----     -----    -----
TOTAL:                    1,697    $335,625,574    100.00%     6.719%     685    $  197,776    81.99%    37.64%   34.25%
                          -----    ------------    ------      -----      ---    ----------    -----     -----    -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 810 and the weighted average Credit Score of the Mortgage Loans was approximately 685.

CREDIT GRADE

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
               MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
PA1               168    $ 31,372,222     9.35%     6.575%      747    $ 186,739     76.30%    26.65%   44.12%
PA2               245      45,048,814    13.42      6.547       697      183,873     76.67     23.73    31.28
PA3               623     119,679,846    35.66      6.757       648      192,102     77.07     33.15    26.75
SA1               444      95,552,518    28.47      6.714       713      215,208     89.60     45.61    38.78
SA2               217      43,972,174     13.1      6.906       669      202,637     88.34     54.63    40.81
                -----    ------------   ------      -----       ---    ---------     -----     -----    -----
TOTAL:          1,697    $335,625,574   100.00%     6.719%      685    $ 197,776     81.99%    37.64%   34.25%
                -----    ------------   ------      -----       ---    ---------     -----     -----    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF GROSS MARGINS    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
----------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2.001% to 2.500%            158    $ 28,559,845     10.65%    6.962%     692     $  180,759    78.89%    14.82%   82.62%
2.501% to 3.000%              5       1,446,104      0.54     6.232      661        289,221    82.79     64.34    62.27
3.001% to 3.500%              8       2,099,170      0.78     6.649      721        262,396    82.23      7.35    58.12
3.501% to 4.000%              4         974,674      0.36     6.779      692        243,669    77.19      0.00    38.66
4.001% to 4.500%             10       2,103,300      0.78     6.381      693        210,330    80.37     60.95     3.07
4.501% to 5.000%             62      15,398,781      5.74     5.954      694        248,367    79.66     67.37    51.59
5.001% to 5.500%            100      23,331,276      8.70     6.142      691        233,313    82.81     49.46    47.71
5.501% to 6.000%            229      47,289,718     17.63     6.477      689        206,505    81.24     32.14    41.36
6.001% to 6.500%            268      51,837,173     19.33     6.810      690        193,422    84.01     37.94    37.98
6.501% to 7.000%            399      80,710,334     30.09     6.949      668        202,282    83.01     33.90    31.23
7.001% to 7.500%             58      10,110,199      3.77     7.621      691        174,314    90.22     27.00    20.22
7.501% to 8.000%             23       2,981,653      1.11     8.045      692        129,637    94.87     21.32     7.18
8.001% to 8.500%              8         895,511      0.33     8.537      704        111,939    97.73     13.00     0.00
8.501% to 9.000%              4         399,518      0.15     9.066      677         99,880    96.56     15.00     0.00
11.501% to 12.000%            1          73,485      0.03     6.650      674         73,485    80.00    100.00     0.00
                          -----    ------------    ------     -----      ---     ----------    -----    ------    -----
TOTAL:                    1,337    $268,210,741    100.00%    6.748%     684     $  200,606    82.67%    35.18%   41.74%
                          -----    ------------    ------     -----      ---     ----------    -----    ------    -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.792% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL  AVERAGE   PERCENT
RANGE OF MAXIMUM     MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL     PERCENT
MORTGAGE RATES         LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC        IO
------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------
11.500% or less          59    $ 14,171,125      5.28%    5.641%     702     $  240,189     78.76%   59.18%    79.92%
11.501% to 12.000%      188      42,219,283     15.74     6.076      693        224,571     79.84    42.25     65.25
12.001% to 12.500%      195      42,553,827     15.87     6.371      690        218,225     81.97    39.01     59.97
12.501% to 13.000%      256      53,526,593     19.96     6.626      687        209,088     82.70    44.84     49.91
13.001% to 13.500%      165      32,027,955     11.94     7.097      680        194,109     85.55    41.70     40.54
13.501% to 14.000%      200      40,116,701     14.96     7.179      676        200,584     84.94    20.05     14.10
14.001% to 14.500%      167      27,942,784     10.42     7.407      669        167,322     82.39    13.71      6.17
14.501% to 15.000%       93      14,342,406      5.35     7.943      670        154,219     83.72    11.39      3.30
15.001% to 15.500%        7         686,482      0.26     8.337      684         98,069     90.37    73.03      0.00
15.501% to 16.000%        6         568,721      0.21     8.923      682         94,787     92.12    28.12      0.00
16.001% to 16.500%        1          54,863      0.02     9.500      684         54,863    100.00     0.00      0.00
                      -----    ------------    ------     -----      ---     ----------    ------    -----     -----
TOTAL:                1,337    $268,210,741    100.00%    6.748%     684     $  200,606     82.67%   35.18%    41.74%
                      -----    ------------    ------     -----      ---     ----------    ------    -----     -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.988% per annum.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-------------------------   --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
October 2005                     5    $    845,103     0.32%     6.688%     731     $ 169,021      74.58%    0.00%   80.53%
November 2005                    9       2,401,281     0.90      6.330      701       266,809      79.24    23.73    59.11
March 2006                       1         149,537     0.06      7.350      676       149,537     100.00   100.00     0.00
November 2006                    2         205,649     0.08      6.986      666       102,824      80.00     0.00     0.00
December 2006                    1          50,391     0.02      7.750      677        50,391      59.58     0.00     0.00
January 2007                    53       8,328,507     3.11      7.234      680       157,142      82.16    11.29     9.93
February 2007                  140      23,897,997     8.91      7.173      687       170,700      82.85    17.05    12.93
March 2007                     134      28,243,252    10.53      6.699      687       210,771      85.75    43.21    35.21
April 2007                     479     104,109,831    38.82      6.647      676       217,348      82.59    38.43    38.93
May 2007                       148      31,014,524    11.56      6.691      688       209,558      83.44    35.64    48.31
November 2007                    2         484,353     0.18      6.431      623       242,177      80.00   100.00     0.00
December 2007                    2         265,564     0.10      6.758      683       132,782      80.00     0.00     0.00
January 2008                    11       1,197,275     0.45      7.374      690       108,843      84.62    13.60    14.03
February 2008                   41       7,108,745     2.65      6.904      696       173,384      82.94    27.93    32.78
March 2008                      35       6,699,490     2.50      6.013      688       191,414      86.07    73.88    56.60
April 2008                      69      14,455,834     5.39      6.532      681       209,505      81.82    58.69    51.33
May 2008                        44       9,627,311     3.59      6.715      698       218,803      84.74    50.18    31.19
June 2008                        1         111,793     0.04      7.375      667       111,793      80.00     0.00     0.00
January 2010                     4         592,626     0.22      7.337      653       148,156      77.41    42.15    20.25
February 2010                    3         475,093     0.18      7.093      699       158,364      88.52    24.49     0.00
March 2010                       2         351,750     0.13      5.489      704       175,875      77.04   100.00   100.00
April 2010                      75      13,642,935     5.09      6.808      688       181,906      77.88    19.09    87.93
May 2010                        75      13,328,901     4.97      7.116      700       177,719      79.21     8.50    80.02
May 2013                         1         623,000     0.23      8.250      670       623,000      70.00     0.00   100.00
                             -----    ------------   ------      -----      ---     ---------      -----    -----   ------
TOTAL:                       1,337    $268,210,741   100.00%     6.748%     684     $ 200,606      82.67%   35.18%   41.74%
                             -----    ------------   ------      -----      ---     ---------      -----    -----   ------

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                           $111,284,269
Aggregate Original Principal Balance                              $111,604,630
Number of Mortgage Loans                                                   784

                                           MINIMUM                 MAXIMUM                 AVERAGE (1)
                                         -----------              ---------                -----------
Original Principal Balance               $   24,000               $ 405,000                $  142,353
Outstanding Principal Balance            $   23,925               $ 403,956                $  141,944


                                             MINIMUM                 MAXIMUM           WEIGHTED AVERAGE (2)
                                             -------                 -------           --------------------
Original Term (mos)                             120                     360                     357
Stated remaining Term (mos)(4)                  115                     356                     351
Loan Age (mos)(4)                                 4                      10                       5
Current Interest Rate                         4.990%                 10.350%                  6.877%
Initial Interest Rate Cap (3)                 1.000%                  5.000%                  2.907%
Periodic Rate Cap (3)                         1.000%                  2.000%                  1.220%
Gross Margin (3)                              2.050%                 12.000%                  5.927%
Maximum Mortgage Rate (3)                    10.875%                 16.500%                 13.117%
Minimum Mortgage Rate (3)                     2.250%                  9.750%                  6.419%
Months to Roll (3) (4)                            2                      56                      23
Original Loan-to-Value                        17.44%                 100.00%                  82.12%
Credit Score (4)                                620                     810                     687

                                           EARLIEST                  LATEST
                                          ----------               ----------
Maturity Date                             04/01/2015               05/01/2035

                                            PERCENT OF
                                           MORTGAGE POOL
                                           -------------
LIEN POSITION

1st Lien                                     100.00%

OCCUPANCY

Primary                                       78.85%
Second Home                                    3.63%
Investment                                    17.51%

LOAN TYPE

Fixed Rate                                    12.84%
ARM                                           87.16%

AMORTIZATION TYPE

Fully Amortizing                              72.31%
Interest-Only                                 26.74%
Balloon                                        0.95%

YEAR OF ORIGINATION

2004                                           5.05%
2005                                          94.95%

LOAN PURPOSE

Purchase                                      45.37%
Refinance - Rate/Term                          6.31%
Refinance - Cashout                           48.32%

PROPERTY TYPE

Single Family                                 67.54%
Two- to Four-Family                           10.58%
Planned Unit Development                      10.12%
Condominium                                    9.47%
Townhouse                                      1.41%
Manufactured Housing                           0.58%
Rowhouse                                       0.30%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) As of the Cut-off Date.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

MORTGAGE RATES

                           NUMBER     AGGREGATE   PERCENT             WEIGHTED   AVERAGE     WEIGHTED
                             OF       PRINCIPAL     OF      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE    MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------   --------  ------------  --------  --------  --------  -----------  --------  -------  -------
5.500% or less               24     $  4,524,944    4.07%     5.319%    693       $188,539     72.24%   86.28%   56.92%
5.501% to 6.000%             73       13,290,970   11.94      5.890     692        182,068     78.23    58.11    43.48
6.001% to 6.500%            116       18,290,033   16.44      6.342     687        157,673     81.89    53.83    38.89
6.501% to 7.000%            230       33,119,322   29.76      6.829     687        143,997     81.46    37.84    25.83
7.001% to 7.500%            173       22,546,414   20.26      7.293     685        130,326     83.73    39.54    18.66
7.501% to 8.000%            111       13,467,424   12.10      7.788     687        121,328     85.35    31.28     9.28
8.001% to 8.500%             30        3,445,263    3.10      8.239     685        114,842     87.78    37.26     8.03
8.501% to 9.000%             22        2,265,528    2.04      8.781     681        102,979     90.69    33.40     0.00
9.001% to 9.500%              3          197,758    0.18      9.358     675         65,919     98.72    46.75     0.00
9.501% to 10.000%             1           91,670    0.08      9.750     660         91,670     85.00     0.00     0.00
10.001% to 10.500%            1           44,944    0.04     10.350     661         44,944    100.00   100.00     0.00
                            ---     ------------  ------     ------     ---       --------    ------   ------    -----
TOTAL:                      784     $111,284,269  100.00%     6.877%    687       $141,944     82.12%   44.31%   26.74%
                            ---     ------------  ------     ------     ---       --------    ------   ------    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.877% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF CUT-OFF DATE

                        NUMBER    AGGREGATE                          WEIGHTED      AVERAGE    WEIGHTED
RANGE OF                  OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE      PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT       BALANCE    ORIGINAL    FULL    PERCENT
TO STATED MATURITY      LOANS     OUTSTANDING     POOL      COUPON    SCORE      OUTSTANDING    LTV       DOC        IO
------------------     --------  ------------  ----------  --------  --------    -----------  --------  --------  -------
109 to 120                 1     $     75,672      0.07%    7.200%     671        $ 75,672     40.53%    100.00%    0.00%
169 to 180                18        1,622,410      1.46     7.137      694          90,134     76.70      77.46     0.00
229 to 240                 6          579,153      0.52     6.972      676          96,526     76.81      68.09     0.00
349 to 360               759      109,007,034     97.95     6.872      687         143,619     82.26      43.65    27.30
                         ---     ------------    ------     -----      ---        --------     -----      -----    -----
TOTAL:                   784     $111,284,269    100.00%    6.877%     687        $141,944     82.12%     44.31%   26.74%
                         ---     ------------    ------     -----      ---        --------     -----      -----    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 351 months.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                   OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE    BALANCE       MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                    14     $    569,463      0.51%     7.939%     673     $ 40,676     77.48%    57.10%    0.00%
$50,001 to $100,000               213       16,365,750     14.71      7.290      683       76,835     82.47     55.26     8.71
$100,001 to $150,000              276       34,231,170     30.76      6.955      688      124,026     82.18     46.42    18.98
$150,001 to $200,000              144       24,796,983     22.28      6.756      681      172,201     81.33     43.09    34.77
$200,001 to $250,000               71       15,699,568     14.11      6.569      696      221,121     84.32     38.09    38.44
$250,001 to $300,000               38       10,356,305      9.31      6.661      680      272,534     78.41     42.22    37.44
$300,001 to $350,000               24        7,755,609      6.97      6.908      698      323,150     85.27     33.95    38.00
$350,001 to $400,000                3        1,105,464      0.99      6.206      724      368,488     74.06     34.49    32.11
$400,001 to $450,000                1          403,956      0.36      8.250      683      403,956     90.00      0.00     0.00
                                  ---     ------------    ------      -----      ---     --------     -----     -----    -----
TOTAL:                            784     $111,284,269    100.00%     6.877%     687     $141,944     82.12%    44.31%   26.74%
                                  ---     ------------    ------      -----      ---     --------     -----     -----    -----

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $23,925 to approximately $403,956 and the average outstanding principal balance of the Mortgage Loans was approximately $141,944.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
   PRODUCT TYPES            LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans                10     $  1,062,482      0.95%    7.336%      708      $106,248    81.67%    76.38%    0.00%
10 Year Fixed Loans           1           75,672      0.07     7.200       671        75,672    40.53    100.00     0.00
15 Year Fixed Loans           8          559,927      0.50     6.760       668        69,991    67.29     79.50     0.00
20 Year Fixed Loans           6          579,153      0.52     6.972       676        96,526    76.81     68.09     0.00
30 Year Fixed Loans          97       12,016,668     10.80     6.817       683       123,883    77.88     61.07     3.40
Six-Month LIBOR               4          588,941      0.53     7.050       703       147,235    83.05     15.26    84.74
2/28 LIBOR ARM              451       68,649,407     61.69     6.885       683       152,216    83.02     41.42    24.98
2/1 LIBOR ARM                43        4,460,385      4.01     6.938       698       103,730    87.03     30.06     0.00
3/27 LIBOR ARM               88       13,464,272     12.10     6.758       693       153,003    82.73     52.22    37.23
3/1 LIBOR ARM                17        1,612,301      1.45     7.082       699        94,841    84.01     56.94     0.00
5/25 LIBOR ARM               59        8,215,060      7.38     6.942       710       139,238    78.57     29.65    81.42
                            ---     ------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                      784     $111,284,269    100.00%    6.877%      687      $141,944    82.12%    44.31%   26.74%
                            ---     ------------    ------     -----       ---      --------    -----     -----    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
STATE                    LOANS    OUTSTANDING      POOL     COUPON      SCORE    OUTSTANDING     LTV      DOC      IO
-----                   --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Alabama                      6    $    622,263      0.56%    6.929%      700       $103,710    85.46%    42.73%   51.30%
Arizona                     24       3,270,545      2.94     6.807       693        136,273    84.69     42.12    32.70
Arkansas                     3         195,272      0.18     7.385       670         65,091    69.04     74.70     0.00
California                  77      15,899,375     14.29     6.366       680        206,485    76.22     47.13    51.54
Colorado                    20       2,863,552      2.57     6.970       684        143,178    84.37     32.14    32.23
Connecticut                 25       4,095,453      3.68     6.903       690        163,818    80.81     33.80     0.00
Delaware                     2         400,224      0.36     8.131       672        200,112    96.44      0.00     0.00
Florida                     84      11,056,378      9.94     7.036       700        131,624    82.28     38.20    25.43
Georgia                     66       8,206,969      7.37     7.108       681        124,348    84.61     44.93    41.25
Hawaii                       1         348,500      0.31     6.400       661        348,500    85.00    100.00   100.00
Idaho                        6         880,304      0.79     6.986       681        146,717    86.84     79.13    61.19
Illinois                    60       9,694,269      8.71     6.979       690        161,571    82.41     29.68    11.25
Indiana                     17       1,550,672      1.39     6.979       691         91,216    85.48     63.67    14.61
Iowa                         8         715,633      0.64     7.408       685         89,454    87.86     47.22     0.00
Kansas                       8         572,312      0.51     7.478       715         71,539    91.94     56.08     0.00
Kentucky                     7         709,014      0.64     6.811       696        101,288    90.37     92.89     0.00
Louisiana                    4         286,508      0.26     7.127       696         71,627    72.23      0.00     0.00
Maine                        1         135,244      0.12     6.700       621        135,244    80.00    100.00     0.00
Maryland                    24       4,508,301      4.05     6.585       684        187,846    81.69     43.75    32.85
Massachusetts               14       3,100,523      2.79     7.104       667        221,466    78.34     32.08    14.90
Michigan                    28       2,821,304      2.54     7.257       676        100,761    86.92     63.65     9.73
Minnesota                   23       3,672,303      3.30     6.803       693        159,665    85.48     46.05    16.13
Mississippi                  4         315,713      0.28     6.931       659         78,928    84.72    100.00    32.91
Missouri                    33       3,091,792      2.78     7.366       681         93,691    86.03     59.21    15.66
Montana                      2         258,132      0.23     7.018       698        129,066    96.91     38.60    61.40
Nebraska                     3         284,207      0.26     7.087       764         94,736    80.00     51.48     0.00
Nevada                       9       1,565,069      1.41     6.594       690        173,897    79.10     46.80    78.46
New Hampshire                3         597,695      0.54     6.705       695        199,232    89.51     39.79    36.87
New Jersey                   9       1,765,768      1.59     7.046       680        196,196    83.75     42.25    11.61
New York                    19       3,331,707      2.99     6.731       700        175,353    77.95     60.83    17.74
North Carolina              16       1,816,753      1.63     7.175       707        113,547    82.91     37.31    33.64
Ohio                        29       3,105,486      2.79     6.960       681        107,086    84.57     49.19    18.79
Oregon                       9       1,151,252      1.03     6.679       688        127,917    83.01     42.02    48.01
Pennsylvania                24       2,751,877      2.47     6.870       678        114,662    84.61     64.90     7.52
Rhode Island                 7       1,296,007      1.16     6.438       693        185,144    78.19     21.81    32.18
South Carolina               6         537,283      0.48     7.580       703         89,547    88.03     79.84    10.40
Tennessee                   14       1,625,157      1.46     6.922       688        116,083    82.35     41.52    21.18
Texas                       22       2,397,603      2.15     7.051       690        108,982    80.95     41.59    21.82
Utah                         7         852,946      0.77     6.943       708        121,849    82.78     18.64    37.86
Virginia                    29       5,043,324      4.53     6.629       681        173,908    80.12     37.55    28.38
Washington                  10       1,726,798      1.55     7.285       689        172,680    81.35     34.51     0.00
West Virginia                1          92,750      0.08     6.450       696         92,750    90.00      0.00     0.00
Wisconsin                   20       2,072,030      1.86     7.111       686        103,601    88.05     65.39     0.00
                           ---    ------------    ------     -----       ---       --------    -----     -----    -----
TOTAL:                     784    $111,284,269    100.00%    6.877%      687       $141,944    82.12%    44.31%   26.74%
                           ---    ------------    ------     -----       ---       --------    -----     -----    -----

No more than approximately 0.79% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-----------------         --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Fully Amortizing             605    $ 80,464,541     72.31%    7.013%      684       $132,999    82.45%    43.35%    0.00%
Balloon                       10       1,062,482      0.95     7.336       708        106,248    81.67     76.38     0.00
24 Month Interest-Only         3         486,690      0.44     5.554       650        162,230    77.03    100.00   100.00
60 Month Interest-Only       114      22,094,330     19.85     6.356       692        193,810    82.33     51.85   100.00
120 Month Interest-Only       52       7,176,226      6.45     6.977       709        138,004    78.26     23.38   100.00
                             ---    ------------    ------     -----       ---       --------    -----    ------   ------
TOTAL:                       784    $111,284,269    100.00%    6.877%      687       $141,944    82.12%    44.31%   26.74%
                             ---    ------------    ------     -----       ---       --------    -----    ------   ------

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
--------------------      --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
50.00% or less               20     $  2,492,701      2.24%    6.502%      677       $124,635    39.91%    29.56%   33.84%
50.01% to 55.00%              4          671,849      0.60     6.528       668        167,962    53.73     57.54     0.00
55.01% to 60.00%             12        1,530,741      1.38     6.319       672        127,562    58.16     36.08    34.88
60.01% to 65.00%             16        2,544,997      2.29     6.216       685        159,062    63.63     58.60    37.72
65.01% to 70.00%             20        2,863,389      2.57     6.301       681        143,169    69.00     24.69    32.09
70.01% to 75.00%             44        6,214,097      5.58     6.688       675        141,229    73.81     38.87    28.93
75.01% to 80.00%            375       51,744,036     46.50     6.841       680        137,984    79.79     32.99    25.38
80.01% to 85.00%             56        9,537,909      8.57     6.872       693        170,320    84.51     54.63    36.65
85.01% to 90.00%            112       17,317,264     15.56     7.026       700        154,618    89.65     60.72    25.75
90.01% to 95.00%             29        4,645,176      4.17     6.947       698        160,178    94.72     51.40    39.77
95.01% to 100.00%            96       11,722,110     10.53     7.350       703        122,105    99.76     66.87    15.09
                            ---     ------------    ------     -----       ---       --------    -----     -----    -----
TOTAL:                      784     $111,284,269    100.00%    6.877%      687       $141,944    82.12%    44.31%   26.74%
                            ---     ------------    ------     -----       ---       --------    -----     -----    -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.44% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.12%.

MORTGAGE INSURANCE

                                    NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE                  LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
------------------                 --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
No Mortgage Insurance                 502     $69,223,539    62.20%     6.769%      679       $137,895     76.38%   35.17%   26.27%
PMI Mortgage Insurance Corp.          281      41,990,654    37.73      7.056       700        149,433     91.56    59.29    27.56
Mortgage Guaranty Insurance Corp.       1          70,076     0.06      6.625       676         70,076    100.00   100.00     0.00
                                      ---    ------------   ------      -----       ---       --------    ------   ------    -----
TOTAL:                                784    $111,284,269   100.00%     6.877%      687       $141,944     82.12%   44.31%   26.74%
                                      ---    ------------   ------      -----       ---       --------    ------   ------    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

LOAN PURPOSE

                                    NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                        LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
------------                       --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Refinance - Cashout                   361    $ 53,768,743     48.32%    6.733%     682        $148,944    80.06%    46.17%   28.41%
Purchase                              374      50,494,436     45.37     7.061      693         135,012    84.41     41.24    23.22
Refinance - Rate/Term                  49       7,021,090      6.31     6.661      686         143,288    81.52     52.17    39.29
                                      ---    ------------    ------     -----      ---        --------    -----     -----    -----
TOTAL:                                784    $111,284,269    100.00%    6.877%     687        $141,944    82.12%    44.31%   26.74%
                                      ---    ------------    ------     -----      ---        --------    -----     -----    -----

PROPERTY TYPE

                                    NUMBER     AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                       LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-------------                      --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Single Family                        556     $ 75,164,372     67.54%    6.879%      686       $135,188    82.30%    43.37%   25.94%
Two- to Four-Family                   64       11,774,824     10.58     7.004       686        183,982    80.96     48.05    13.47
Planned Unit Development              70       11,265,642     10.12     6.798       697        160,938    82.47     37.45    46.68
Condominium                           73       10,533,959      9.47     6.825       691        144,301    82.57     47.97    29.40
Townhouse                             10        1,569,933      1.41     6.616       677        156,993    82.98     51.64    20.32
Manufactured Housing                   7          642,996      0.58     7.362       695         91,857    73.68    100.00     0.00
Rowhouse                               4          332,544      0.30     6.564       670         83,136    70.10    100.00     0.00
                                     ---     ------------    ------     -----       ---       --------    -----    ------    -----
TOTAL:                               784     $111,284,269    100.00%    6.877%      687       $141,944    82.12%    44.31%   26.74%
                                     ---     ------------    ------     -----       ---       --------    -----    ------    -----

DOCUMENTATION

                                   NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                     OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                      LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-------------                     --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Stated Documentation                 391    $ 58,935,711    52.96%     7.003%      688       $150,731    80.41%     0.00%   23.95%
Full Documentation                   370      49,311,781    44.31      6.697       685        133,275    84.35    100.00    27.62
Stated Income/Stated Asset            13       1,649,652     1.48      7.175       694        126,896    76.96      0.00    80.25
No Documentation                       7         946,975     0.85      7.816       717        135,282    83.25      0.00    27.33
No Ratio                               2         258,900     0.23      6.863       688        129,450    79.99      0.00   100.00
No Income/No Asset                     1         181,250     0.16      7.250       722        181,250    79.99      0.00   100.00
                                     ---    ------------   ------      -----       ---       --------    -----     -----    -----
TOTAL:                               784    $111,284,269   100.00%     6.877%      687       $141,944    82.12%    44.31%   26.74%
                                     ---    ------------   ------      -----       ---       --------    -----     -----    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

OCCUPANCY

                                   NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                     OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                          LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
---------                         --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
Primary                              613    $ 87,751,679    78.85%     6.761%      685      $ 143,151    82.30%    41.61%   29.62%
Investment                           141      19,489,688    17.51      7.294       689        138,225    82.05     62.64     4.79
Second Home                           30       4,042,902     3.63      7.396       720        134,763    78.56     14.64    70.06
                                     ---    ------------   ------      -----       ---      ---------    -----     -----    -----
TOTAL:                               784    $111,284,269   100.00%     6.877%      687      $ 141,944    82.12%    44.31%   26.74%
                                     ---    ------------   ------      -----       ---      ---------    -----     -----    -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF THE CUT-OFF DATE

                                   NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                     OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE                MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                           LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
------------------                --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
4                                    156    $ 22,667,264     20.37%    6.868%      689      $ 145,303    81.61%    42.74%   39.84%
5                                    350      52,104,264     46.82     6.805       682        148,869    81.44     46.44    28.86
6                                    119      16,922,389     15.21     6.762       693        142,205    84.08     55.55    22.71
7                                    116      14,765,555     13.27     7.156       694        127,289    83.56     35.73     8.12
8                                     37       4,337,529      3.90     7.271       688        117,231    81.47     15.48    14.92
9                                      5         440,568      0.40     7.074       684         88,114    73.02     18.47     0.00
10                                     1          46,700      0.04     6.600       702         46,700    80.00      0.00     0.00
                                     ---    ------------    ------     -----       ---      ---------    -----     -----    -----
TOTAL:                               784    $111,284,269    100.00%    6.877%      687      $ 141,944    82.12%    44.31%   26.74%
                                     ---    ------------    ------     -----       ---      ---------    -----     -----    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

                           NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM               LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-------------------       --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
None                         129    $ 17,137,335    15.40%     7.134%      696      $ 132,848    83.10%    43.91%   27.87%
6 Months                       4         344,885     0.31      7.610       700         86,221    77.37      8.36     0.00
8 Months                       1         183,405     0.16      8.250       746        183,405    80.00      0.00     0.00
12 Months                     45       7,841,064     7.05      7.062       682        174,246    80.27     30.97    13.63
18 Months                      1         107,594     0.10      7.500       648        107,594    80.00      0.00     0.00
24 Months                    365      53,960,202    48.49      6.812       682        147,836    82.93     42.01    27.69
36 Months                    239      31,709,784    28.49      6.785       691        132,677    80.75     52.54    28.29
                             ---    ------------   ------      -----       ---      ---------    -----     -----    -----
TOTAL:                       784    $111,284,269   100.00%     6.877%      687      $ 141,944    82.12%    44.31%   26.74%
                             ---    ------------   ------      -----       ---      ---------    -----     -----    -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

CREDIT SCORES

                                    NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                      OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES              LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
----------------------             --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
620 to 625                             27    $  4,110,667      3.69%    6.999%      623       $152,247    74.12%    33.80%   10.45%
626 to 650                            118      15,641,691     14.06     6.790       639        132,557    75.36     49.02    19.40
651 to 675                            198      28,098,049     25.25     7.027       664        141,909    82.92     50.19    21.48
676 to 700                            197      27,688,352     24.88     6.865       687        140,550    84.46     44.08    31.16
701 to 725                            124      18,104,555     16.27     6.790       714        146,004    83.38     35.00    32.88
726 to 750                             62       8,702,654      7.82     6.811       738        140,365    84.25     41.95    24.23
751 to 775                             36       5,774,261      5.19     6.685       760        160,396    82.65     41.62    41.62
776 to 800                             15       2,317,134      2.08     7.071       784        154,476    83.02     49.21    50.27
801 to 810                              7         846,906      0.76     6.638       805        120,987    88.41     49.00     0.00
                                      ---    ------------    ------     -----       ---       --------    -----     -----    -----
TOTAL:                                784    $111,284,269    100.00%    6.877%      687       $141,944    82.12%    44.31%   26.74%
                                      ---    ------------    ------     -----       ---       --------    -----     -----    -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 810 and the weighted average Credit Score of the Mortgage Loans was approximately 687.

CREDIT GRADE

                        NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE            LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
------------           --------  ------------  ----------  --------  --------   -----------  --------  -------  -------
PA1                       85     $ 11,844,549     10.64%    6.850%      749       $139,348    77.28%    28.31%   39.47%
PA2                      107       14,010,329     12.59     6.647       697        130,938    76.02     23.67    25.43
PA3                      265       36,389,884      32.7     6.837       648        137,320    75.79     37.87    16.64
SA1                      212       31,869,303     28.64     6.902       714        150,327    90.19     51.45    31.38
SA2                      115       17,170,204     15.43     7.122       668        149,306    88.90     72.59    31.82
                         ---     ------------    ------     -----       ---       --------    -----     -----    -----
TOTAL:                   784     $111,284,269    100.00%    6.877%      687       $141,944    82.12%    44.31%   26.74%
                         ---     ------------    ------     -----       ---       --------    -----     -----    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER    AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS        LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
----------------------       --------  -----------  ----------  --------  --------   -----------  --------  -------  -------
2.001% to 2.500%                 57    $ 7,726,888      7.97%    6.957%      709      $ 135,559    79.00%    25.97%   82.37%
2.501% to 3.000%                  3        774,554      0.80     6.138       669        258,185    85.21     58.16    29.57
3.001% to 3.500%                  3        581,918      0.60     6.777       685        193,973    79.07      0.00    61.05
3.501% to 4.000%                  3        662,089      0.68     7.076       697        220,696    68.78      0.00    56.91
4.001% to 4.500%                  7      1,576,299      1.63     6.155       695        225,186    76.84     51.99     0.00
4.501% to 5.000%                 28      4,409,195      4.55     6.310       686        157,471    80.11     55.77    31.94
5.001% to 5.500%                 46      7,351,032      7.58     6.186       691        159,805    80.45     59.70    34.34
5.501% to 6.000%                109     17,061,641     17.59     6.496       689        156,529    80.51     40.11    39.05
6.001% to 6.500%                149     21,391,595     22.06     6.920       696        143,568    84.98     42.15    24.25
6.501% to 7.000%                194     27,919,124     28.79     7.122       672        143,913    83.07     40.87    19.15
7.001% to 7.500%                 36      4,478,850      4.62     7.558       691        124,413    89.01     45.15    18.78
7.501% to 8.000%                 15      1,863,346      1.92     8.194       691        124,223    93.30     31.07     2.82
8.001% to 8.500%                  7        720,831      0.74     8.546       702        102,976    97.19     16.15     0.00
8.501% to 9.000%                  4        399,518      0.41     9.066       677         99,880    96.56     15.00     0.00
11.501% to 12.000%                1         73,485      0.08     6.650       674         73,485    80.00    100.00     0.00
                                ---    -----------    ------     -----       ---      ---------    -----    ------    -----
TOTAL:                          662    $96,990,366    100.00%    6.879%      687      $ 146,511    82.81%    41.50%   30.26%
                                ---    -----------    ------     -----       ---      ---------    -----    ------    -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.927% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER    AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
 MORTGAGE RATES               LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
----------------             --------  -----------  ----------  --------  --------   -----------  --------  -------  -------
11.500% or less                  21    $ 3,094,563      3.19%    5.666%      704       $147,360    80.42%    82.25%   59.05%
11.501% to 12.000%               84     13,520,994     13.94     6.110       693        160,964    77.59     43.68    57.78
12.001% to 12.500%               86     14,456,125     14.90     6.309       696        168,094    82.09     50.61    50.22
12.501% to 13.000%              134     19,903,309     20.52     6.779       694        148,532    82.29     41.09    31.52
13.001% to 13.500%               91     12,099,122     12.47     7.082       679        132,957    85.29     51.12    33.98
13.501% to 14.000%               98     15,006,940     15.47     7.243       681        153,132    85.71     34.54    10.04
14.001% to 14.500%               82     11,291,292     11.64     7.512       678        137,699    83.99     28.39     4.93
14.501% to 15.000%               56      6,803,925      7.02     8.043       679        121,499    83.58     16.31     0.00
15.001% to 15.500%                6        551,742      0.57     8.358       687         91,957    90.46     90.86     0.00
15.501% to 16.000%                3        207,491      0.21     9.240       670         69,164    87.79     55.82     0.00
16.001% to 16.500%                1         54,863      0.06     9.500       684         54,863   100.00      0.00     0.00
                                ---    -----------    ------     -----       ---       --------   ------     -----    -----
TOTAL:                          662    $96,990,366    100.00%    6.879%      687       $146,511    82.81%    41.50%   30.26%
                                ---    -----------    ------     -----       ---       --------   ------     -----    -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.117% per

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                             GROUP 1 MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE AS OF THE CUT-OFF DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER    AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV      DOC      IO
-------------------------    --------  -----------  ----------  --------  --------   -----------  --------  -------  -------
November 2005                     4    $   588,941      0.61%    7.050%      703      $ 147,235    83.05%    15.26%   84.74%
November 2006                     1         46,700      0.05     6.600       702         46,700    80.00      0.00     0.00
December 2006                     1         50,391      0.05     7.750       677         50,391    59.58      0.00     0.00
January 2007                     31      3,757,321      3.87     7.254       687        121,204    80.87     10.34    14.03
February 2007                    74      9,640,132      9.94     7.211       690        130,272    83.71     25.32     0.00
March 2007                       72     11,150,512     11.50     6.826       693        154,868    85.26     49.76    21.35
April 2007                      233     36,007,584     37.12     6.784       679        154,539    82.64     44.73    25.85
May 2007                         82     12,457,152     12.84     6.885       682        151,916    83.80     42.47    39.58
December 2007                     1        138,379      0.14     6.950       677        138,379    80.00      0.00     0.00
January 2008                      5        460,208      0.47     7.477       699         92,042    86.71     35.37     0.00
February 2008                    24      3,310,124      3.41     6.899       704        137,922    83.19     44.72    36.22
March 2008                       14      2,047,577      2.11     6.203       698        146,256    90.59     77.72    54.55
April 2008                       39      6,208,346      6.40     6.853       691        159,188    80.80     48.71    37.48
May 2008                         22      2,911,939      3.00     6.843       684        132,361    81.02     58.05    12.72
January 2010                      1        120,000      0.12     6.990       683        120,000    80.00    100.00   100.00
February 2010                     1        116,343      0.12     6.875       717        116,343    90.00    100.00     0.00
March 2010                        1         61,250      0.06     6.625       787         61,250    75.02    100.00   100.00
April 2010                       28      3,920,836      4.04     6.910       712        140,030    78.00     32.37    86.76
May 2010                         28      3,996,631      4.12     6.979       707        142,737    78.80     21.73    77.72
                                ---    -----------    ------     -----       ---      ---------    -----     -----    -----
TOTAL:                          662    $96,990,366    100.00%    6.879%      687      $ 146,511    82.81%    41.50%   30.26%
                                ---    -----------    ------     -----       ---      ---------    -----     -----    -----

---------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                           $224,341,305
Aggregate Original Principal Balance                              $224,849,055
Number of Mortgage Loans                                                   913

                                             MINIMUM                MAXIMUM               AVERAGE (1)
                                            --------               --------               -----------
Original Principal Balance                  $ 32,925               $962,000                 $246,275
Outstanding Principal Balance               $ 32,443               $961,911                 $245,719

                                           MINIMUM                MAXIMUM         WEIGHTED AVERAGE (2)
                                           -------                -------         --------------------
Original Term (mos)                           180                    360                    358
Stated remaining Term (mos)(4)                173                    357                    352
Loan Age (mos)(4)                               3                     10                      5
Current Interest Rate                       4.770%                 9.500%                 6.641%
Initial Interest Rate Cap (3)               1.000%                 5.000%                 3.019%
Periodic Rate Cap (3)                       1.000%                 2.000%                 1.226%
Gross Margin (3)                            2.231%                 8.250%                 5.716%
Maximum Mortgage Rate (3)                  10.375%                15.999%                12.914%
Minimum Mortgage Rate (3)                   2.250%                 8.999%                 6.025%
Months to Roll (3)(4)                           1                     92                     25
Original Loan-to-Value                      22.22%                100.00%                 81.92%
Credit Score (4)                              620                    803                    684

                                           EARLIEST                   LATEST
                                          ----------                ----------
Maturity Date                             02/01/2020                06/01/2035

                                         PERCENT OF
LIEN POSITION                           MORTGAGE POOL
-------------                           -------------
1st Lien                                   100.00%


OCCUPANCY
Primary                                     97.50%
Second Home                                  0.81%
Investment                                   1.69%

LOAN TYPE
Fixed Rate                                  23.68%
ARM                                         76.32%

AMORTIZATION TYPE
Fully Amortizing                            61.73%
Interest-Only                               37.97%
Balloon                                      0.29%

YEAR OF ORIGINATION

2004                                         3.33%
2005                                        96.67%

LOAN PURPOSE
Purchase                                    46.74%
Refinance - Rate/Term                        6.34%
Refinance - Cashout                         46.92%

PROPERTY TYPE
Single Family                               70.72%
Planned Unit Development                    15.88%
Two- to Four-Family                          7.40%
Condominium                                  5.51%
Townhouse                                    0.27%
Rowhouse                                     0.22%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   As of the Cut-off Date.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

MORTGAGE RATES

                            NUMBER     AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------    --------  ------------  ----------  --------  -------  -----------  --------  -------  -------
5.500% or less                35     $ 12,587,882     5.61%     5.293%     704     $ 359,654    76.71%    85.23%   68.79%
5.501% to 6.000%             161       46,203,994    20.60      5.847      687       286,981    79.23     62.48    50.68
6.001% to 6.500%             173       45,646,685    20.35      6.317      687       263,854    81.54     36.64    45.33
6.501% to 7.000%             237       58,705,596    26.17      6.828      682       247,703    82.63     21.58    32.11
7.001% to 7.500%             169       35,058,909    15.63      7.295      672       207,449    83.40     14.82    23.68
7.501% to 8.000%             103       19,948,557     8.89      7.789      683       193,675    85.90     10.31    21.15
8.001% to 8.500%              24        4,009,472     1.79      8.312      685       167,061    84.21     12.79    26.11
8.501% to 9.000%               9        1,777,719     0.79      8.789      698       197,524    94.46     14.84     0.00
9.001% to 9.500%               2          402,492     0.18      9.499      715       201,246    88.43      0.00     0.00
                             ---     ------------   ------      -----      ---     ---------    -----     -----    -----
TOTAL:                       913     $224,341,305   100.00%     6.641%     684     $ 245,719    81.92%    34.33%   37.97%
                             ---     ------------   ------      -----      ---     ---------    -----     -----    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.641% per annum.

REMAINING MONTHS TO STATED MATURITY AS OF THE CUT-OFF DATE

                            NUMBER     AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
RANGE OF                      OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS           MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY          LOANS     OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV      DOC      IO
------------------         --------  ------------  ----------  --------  -------  -----------  --------  -------  -------
169 to 180                    14     $  1,745,500     0.78%     6.908%     701     $124,679     82.20%    68.78%   0.00%
229 to 240                     9        1,989,988     0.89      6.238      684      221,110     80.83     40.60    0.00
289 to 300                     1           73,569     0.03      5.990      639       73,569     77.08    100.00    0.00
349 to 360                   889      220,532,248    98.30      6.643      684      248,068     81.93     33.98   38.63
                             ---     ------------   ------      -----      ---     --------     -----     -----   -----
TOTAL:                       913     $224,341,305   100.00%     6.641%     684     $245,719     81.92%    34.33%  37.97%
                             ---     ------------   ------      -----      ---     --------     -----     -----   -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES       LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC         IO
-----------------------      --------  ------------  ----------  --------  --------  -----------  --------  -------    -------
$50,000 or less                  5     $    225,549      0.10%    7.567%     672      $  45,110     61.60%    33.95%     0.00%
$50,001 to $100,000             79        6,387,912      2.85     7.181      684         80,860     79.24     41.55     11.85
$100,001 to $150,000           152       19,218,588      8.57     6.984      686        126,438     82.46     30.31     16.26
$150,001 to $200,000           160       28,115,271     12.53     6.869      680        175,720     81.13     23.59     27.03
$200,001 to $250,000           135       30,213,107     13.47     6.758      677        223,801     82.47     37.70     26.97
$250,001 to $300,000           122       33,585,199     14.97     6.589      678        275,289     81.19     32.23     36.66
$300,001 to $350,000            89       28,737,291     12.81     6.657      684        322,891     84.85     24.61     35.09
$350,001 to $400,000            62       23,481,285     10.47     6.450      693        378,730     81.52     38.98     48.51
$400,001 to $450,000            46       19,541,904      8.71     6.300      697        424,824     83.29     41.51     54.41
$450,001 to $500,000            30       14,411,157      6.42     6.281      670        480,372     78.73     42.84     63.33
$500,001 to $550,000            10        5,199,470      2.32     6.384      687        519,947     86.37     50.69     50.20
$550,001 to $600,000             7        4,017,184      1.79     6.981      681        573,883     87.92     42.40     71.66
$600,001 to $650,000             6        3,718,767      1.66     6.382      692        619,795     74.16     50.38     50.46
$650,001 to $700,000             2        1,317,611      0.59     5.792      750        658,806     78.19     50.26     50.26
$700,001 to $750,000             5        3,644,498      1.62     6.538      705        728,900     80.39     39.94     39.94
$750,001 to $800,000             2        1,564,600      0.70     6.414      673        782,300     72.52     49.85    100.00
$950,001 to $1,000,000           1          961,911      0.43     6.875      717        961,911     74.00      0.00    100.00
                               ---     ------------    ------     -----      ---      ---------     -----     -----    ------
TOTAL:                         913     $224,341,305    100.00%    6.641%     684      $ 245,719     81.92%    34.33%    37.97%
                               ---     ------------    ------     -----      ---      ---------     -----     -----    ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $32,443 to approximately $961,911 and the average outstanding principal balance of the Mortgage Loans was approximately $245,719.

PRODUCT TYPES

                          NUMBER       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                            OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
PRODUCT TYPES              LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
-------------            --------    ------------   ----------   --------   --------  -----------   --------    -------   -------
Balloon Loans                4       $    656,949       0.29%     7.649%      694     $   164,237     89.13%     29.08%     0.00%
15 Year Fixed Loans         11          1,197,357       0.53      6.600       709         108,851     80.02      84.31      0.00
20 Year Fixed Loans          9          1,989,988       0.89      6.238       684         221,110     80.83      40.60      0.00
25 Year Fixed Loans          1             73,569       0.03      5.990       639          73,569     77.08     100.00      0.00
30 Year Fixed Loans        213         49,203,067      21.93      6.535       692         231,000     79.60      42.34      5.27
Six-Month LIBOR             11          2,806,980       1.25      6.341       708         255,180     78.15      22.42     57.03
2/28 LIBOR ARM             429        116,485,541      51.92      6.656       679         271,528     83.06      31.94     44.83
2/1 LIBOR ARM               34          6,254,816       2.79      6.927       689         183,965     84.53      20.71      0.00
3/27 LIBOR ARM              89         22,980,561      10.24      6.443       687         258,209     83.93      50.90     50.91
3/1 LIBOR ARM               11          1,893,231       0.84      6.608       673         172,112     82.93      66.14      0.00
5/25 LIBOR ARM             101         20,799,245       9.27      6.995       686         205,933     78.44       9.71     82.06
                           ---       ------------     ------      -----       ---     -----------     -----      -----     -----
TOTAL:                     913       $224,341,305     100.00%     6.641%      684     $   245,719     81.92%     34.33%    37.97%
                           ---       ------------     ------      -----       ---     -----------     -----      -----     -----

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER   AGGREGATE      PERCENT                  WEIGHTED   AVERAGE      WEIGHTED
                                OF     PRINCIPAL        OF        WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                             MORTGAGE   BALANCE      MORTGAGE     AVERAGE       CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
STATE                         LOANS   OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING     LTV       DOC        IO
-----                        -------- -----------    --------     -------      -------- ------------   --------  -------   -------
Alabama                           7   $    852,556     0.38%       7.120%         698   $    121,794    82.36%    11.26%    53.00%
Alaska                            1        239,989     0.11        8.250          702        239,989    80.00      0.00    100.00
Arizona                          15      4,605,559     2.05        6.890          693        307,037    83.10     23.22     50.93
Arkansas                          3        432,248     0.19        6.373          705        144,083    89.57     25.12      0.00
California                      182     61,375,612    27.36        6.261          688        337,229    80.36     44.43     59.79
Colorado                         13      2,437,110     1.09        6.656          661        187,470    78.89     13.63     41.09
Connecticut                      11      3,079,594     1.37        6.699          688        279,963    84.56     52.88     25.70
Delaware                          1        143,114     0.06        6.750          640        143,114    72.14    100.00      0.00
District of Columbia              3        930,851     0.41        7.140          665        310,284    85.42      0.00     34.29
Florida                         137     27,393,804    12.21        6.980          680        199,955    81.60     25.53     40.04
Georgia                          38      7,265,780     3.24        6.640          672        191,205    81.30     31.00     53.82
Hawaii                            1        219,617     0.10        8.750          713        219,617   100.00      0.00      0.00
Idaho                             2        287,811     0.13        7.250          667        143,906    80.00      0.00      0.00
Illinois                         46      9,991,760     4.45        6.933          689        217,212    83.65     26.62     23.37
Indiana                          15      1,946,821     0.87        6.977          686        129,788    84.92     46.74      5.06
Iowa                              2        166,964     0.07        7.816          673         83,482    94.77     31.38      0.00
Kansas                            2        512,032     0.23        5.990          705        256,016    90.00     43.46      0.00
Kentucky                          8      1,660,439     0.74        7.570          695        207,555    92.56      7.57     45.74
Louisiana                         5      1,105,385     0.49        7.117          672        221,077    81.32      0.00      0.00
Maine                             2        269,552     0.12        8.538          678        134,776    91.25     81.52      0.00
Maryland                         29      7,835,454     3.49        6.461          677        270,188    80.80     40.19     23.07
Massachusetts                    22      6,933,424     3.09        6.435          691        315,156    80.12     35.04     11.62
Michigan                         13      1,888,069     0.84        6.930          668        145,236    79.16     44.61     15.04
Minnesota                        13      2,969,331     1.32        6.942          671        228,410    79.99     29.93     33.61
Mississippi                       6        667,914     0.30        6.769          668        111,319    78.29      0.00     30.71
Missouri                         14      2,723,494     1.21        6.955          693        194,535    84.68     22.60      8.00
Nebraska                          1        199,207     0.09        7.759          759        199,207    80.00      0.00      0.00
Nevada                           18      4,841,408     2.16        6.539          672        268,967    80.72     50.29     30.51
New Hampshire                     4      1,050,734     0.47        6.130          692        262,684    69.64      0.00     46.63
New Jersey                       31      8,643,871     3.85        6.368          684        278,835    84.55     54.66     15.09
New Mexico                        2        304,047     0.14        7.388          713        152,023    80.00      0.00      0.00
New York                         59     18,102,801     8.07        6.675          678        306,827    81.89     19.33     13.01
North Carolina                   13      2,916,472     1.30        7.171          676        224,344    84.28     39.88     37.37
North Dakota                      2        221,348     0.10        7.647          688        110,674    96.60      0.00      0.00
Ohio                             36      6,075,211     2.71        6.775          696        168,756    83.21     36.06     33.25
Oklahoma                          4        365,495     0.16        6.880          662         91,374    79.18     40.49      0.00
Oregon                            9      2,074,825     0.92        6.950          697        230,536    85.00     16.87      8.68
Pennsylvania                     30      6,394,136     2.85        6.582          679        213,138    85.11     46.50      7.97
Rhode Island                      8      1,705,120     0.76        6.498          678        213,140    80.34     32.04     21.91
South Carolina                    5        916,519     0.41        6.719          670        183,304    82.23     58.21     75.15
South Dakota                      1        202,916     0.09        5.990          744        202,916    95.00    100.00      0.00
Tennessee                        17      3,840,945     1.71        7.236          687        225,938    82.83     28.14     38.58
Texas                            26      4,103,789     1.83        7.088          681        157,838    83.18      7.17     24.10
Utah                             10      2,133,747     0.95        6.861          716        213,375    80.62     26.75     54.90
Virginia                         31      9,140,986     4.07        6.558          685        294,871    82.76     29.00     64.95
Washington                        6      1,347,176     0.60        6.697          672        224,529    84.91     57.62     47.09
West Virginia                     2        589,775     0.26        6.970          707        294,888    95.22    100.00      0.00
Wisconsin                         5      1,013,567     0.45        7.480          676        202,713    82.82     11.81     24.33
Wyoming                           2        222,927     0.10        6.833          633        111,464    80.00     72.27      0.00
                                ---   ------------   ------        -----          ---   ------------    -----     -----     -----
TOTAL:                          913   $224,341,305   100.00%       6.641%         684   $    245,719    81.92%    34.33%    37.97%
                                ---   ------------   ------        -----          ---   ------------    -----     -----     -----

No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                            OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL      FULL      PERCENT
AMORTIZATION TYPE         LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC         IO
-----------------        --------   -----------     ----------   --------   --------   -----------  --------     -------    -------
Fully Amortizing            628     $138,496,470      61.73%      6.796%       681     $ 220,536      81.69%      28.45%      0.00%
Balloon                       4          656,949       0.29       7.649        694       164,237      89.13       29.08       0.00
24 Month Interest-Only        1          492,000       0.22       6.250        628       492,000      74.55      100.00     100.00
60 Month Interest-Only      196       65,563,268      29.22       6.235        690       334,506      83.35       53.72     100.00
120 Month Interest-Only      84       19,132,619       8.53       6.881        687       227,769      78.63        8.94     100.00
                            ---     ------------     ------       -----        ---     ---------      -----       -----      -----
TOTAL:                      913     $224,341,305     100.00%      6.641%       684     $ 245,719      81.92%      34.33%     37.97%
                            ---     ------------     ------       -----        ---     ---------      -----       -----      -----

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL       PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING      LTV         DOC          IO
--------------------     --------  ------------  ----------  --------  --------  -----------   --------    -------      -------
50.00% or less              11     $  1,938,462     0.86%     5.932%      713     $ 176,224      39.22%      72.43%       3.33%
50.01% to 55.00%             5          704,731     0.31      6.401       699       140,946      52.73       36.14        0.00
55.01% to 60.00%            12        3,006,846     1.34      6.073       676       250,570      57.59       45.41       32.59
60.01% to 65.00%            13        3,117,409     1.39      6.513       657       239,801      64.15       57.05       25.02
65.01% to 70.00%            25        7,951,696     3.54      6.221       685       318,068      68.36       46.80       33.44
70.01% to 75.00%            56       15,626,920     6.97      6.279       671       279,052      73.84       40.88       28.36
75.01% to 80.00%           507      116,288,532    51.84      6.676       676       229,366      79.79       25.33       40.69
80.01% to 85.00%            57       16,487,270     7.35      6.373       701       289,250      84.20       38.27       44.43
85.01% to 90.00%           103       29,944,718    13.35      6.594       697       290,725      89.35       41.74       47.44
90.01% to 95.00%            49       14,250,024     6.35      7.009       696       290,817      94.82       26.86       33.60
95.01% to 100.00%           75       15,024,699     6.70      7.250       709       200,329      99.90       66.62       17.56
                           ---     ------------   ------      -----       ---     ---------      -----       -----       -----
TOTAL:                     913     $224,341,305   100.00%     6.641%      684     $ 245,719      81.92%      34.33%      37.97%
                           ---     ------------   ------      -----       ---     ---------      -----       -----       -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.22% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.92%..

MORTGAGE INSURANCE

                                   NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                    OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE INSURANCE                 LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC       IO
------------------                --------  ------------   ----------  --------  --------  -----------  --------  --------  -------
No Mortgage Insurance               633     $149,626,653      66.70%     6.590%     676     $ 236,377    77.27%     30.32%   37.79%
PMI Mortgage Insurance Corp.        279       74,548,604      33.23      6.738      701       267,199    91.25      42.24    38.43
Mortgage Guaranty Insurance Corp.     1          166,048       0.07      8.500      624       166,048    86.59     100.00     0.00
                                    ---     ------------     ------      -----      ---     ---------    -----      -----    -----
TOTAL:                              913     $224,341,305     100.00%     6.641%     684     $ 245,719    81.92%     34.33%   37.97%
                                    ---     ------------     ------      -----      ---     ---------    -----      -----    -----

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

LOAN PURPOSE

                         NUMBER         AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                           OF           PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE         BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
LOAN PURPOSE             LOANS         OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV       DOC        IO
------------            --------      ------------  ----------   --------   --------   -----------  --------   -------   -------
Refinance - Cashout       414         $105,256,824     46.92%      6.514%      680       $254,244     80.75%    42.81%    30.10%
Purchase                  452          104,852,983     46.74       6.812       687        231,976     83.09     24.29     45.41
Refinance - Rate/Term      47           14,231,498      6.34       6.318       692        302,798     81.92     45.63     41.36
                          ---         ------------    ------       -----       ---       --------     -----     -----     -----
TOTAL:                    913         $224,341,305    100.00%      6.641%      684       $245,719     81.92%    34.33%    37.97%
                          ---         ------------    ------       -----       ---       --------     -----     -----     -----

PROPERTY TYPE

                             NUMBER     AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                            MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL      PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING     LTV       DOC          IO
-------------               --------  ------------    ----------  --------   --------  -----------  --------   -------     -------
Single Family                 654     $158,657,586      70.72%      6.638%      680      $242,596     81.87%     34.40%      36.70%
Planned Unit Development      138       35,616,827      15.88       6.665       685       258,093     82.61      32.15       54.46
Two- to Four-Family            57       16,609,569       7.40       6.640       702       291,396     80.89      27.32       15.57
Condominium                    57       12,354,345       5.51       6.610       701       216,743     80.95      46.60       40.31
Townhouse                       4          608,441       0.27       7.302       708       152,110     94.94      31.89        0.00
Rowhouse                        3          494,538       0.22       5.946       737       164,846     90.84     100.00        0.00
                              ---     ------------     ------       -----       ---      --------     -----     ------       -----
TOTAL:                        913     $224,341,305     100.00%      6.641%      684      $245,719     81.92%     34.33%      37.97%
                              ---     ------------     ------       -----       ---      --------     -----     ------       -----

DOCUMENTATION

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                               OF       PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE   PERCENT
                            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
DOCUMENTATION                LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
-------------               --------  ------------    ----------  --------    --------  -----------    --------   -------   -------
Stated Documentation          546     $135,929,995      60.59%      6.834%      683      $ 248,956      81.94%       0.00%   29.14%
Full Documentation            302       77,017,983      34.33       6.193       685        255,026      82.31      100.00    48.59
No Documentation               34        5,136,499       2.29       7.723       707        151,074      78.60        0.00    65.16
Stated Income/Stated Asset     19        3,754,164       1.67       7.154       683        197,588      79.79        0.00    79.06
No Ratio                       12        2,502,665       1.12       6.976       666        208,555      78.88        0.00    73.74
                              ---     ------------     ------       -----       ---      ---------      -----      ------    -----
TOTAL:                        913     $224,341,305     100.00%      6.641%      684      $ 245,719      81.92%      34.33%   37.97%
                              ---     ------------     ------       -----       ---      ---------      -----      ------    -----

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

OCCUPANCY

                   NUMBER     AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                     OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE    PERCENT
                  MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL       PERCENT
OCCUPANCY          LOANS     OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING       LTV        DOC          IO
---------         --------  ------------    ----------   --------   --------  -----------    --------    -------     -------
Primary             890     $218,729,323      97.50%      6.635%       683     $ 245,763       81.99%     34.51%      38.15%
Investment           16        3,790,744       1.69       6.821        699       236,922       79.07      40.69       26.34
Second Home           7        1,821,237       0.81       6.995        735       260,177       79.76       0.00       40.45
                    ---     ------------     ------       -----        ---     ---------       -----      -----       -----
TOTAL:              913     $224,341,305     100.00%      6.641%       684     $ 245,719       81.92%     34.33%      37.97%
                    ---     ------------     ------       -----        ---     ---------       -----      -----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY AS OF CUT-OFF DATE

                     NUMBER     AGGREGATE       PERCENT               WEIGHTED   AVERAGE     WEIGHTED
                      OF        PRINCIPAL         OF       WEIGHTED    AVERAGE  PRINCIPAL     AVERAGE     PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL       FULL      PERCENT
(MONTHS)             LOANS     OUTSTANDING       POOL       COUPON      SCORE  OUTSTANDING     LTV          DOC          IO
------------------  --------  ------------     --------    --------   -------- -----------   --------     -------     -------
3                       1     $    111,793       0.05%      7.375%       667     $111,793      80.00%       0.00%       0.00%
4                     198       50,881,021      22.68       6.627        696      256,975      81.26       33.03       43.83
5                     436      110,474,784      49.24       6.536        678      253,383      81.27       35.58       41.95
6                     133       32,688,534      14.57       6.547        688      245,778      84.25       48.50       36.25
7                     105       22,755,140      10.14       7.101        688      216,716      82.87       16.22       18.55
8                      34        6,079,106       2.71       7.251        673      178,797      82.32       14.45        7.70
9                       2          324,575       0.14       7.249        680      162,288      80.00        0.00        0.00
10                      4        1,026,352       0.46       7.493        683      256,588      87.46       47.19        0.00
                      ---     ------------     ------       -----        ---     --------      -----       -----       -----
TOTAL:                913     $224,341,305     100.00%      6.641%       684     $245,719      81.92%      34.33%      37.97%
                      ---     ------------     ------       -----        ---     --------      -----       -----       -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                        OF      PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE        MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
PENALTY TERM          LOANS    OUTSTANDING        POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC           IO
-------------------  --------  ------------    ----------   --------  --------   -----------    --------   -------      -------
None                    94     $ 23,370,228      10.42%      7.005%     686        $248,619      82.08%      21.86%      36.35%
6 Months                 2          296,535       0.13       7.307      703         148,267      82.85        0.00        0.00
12 Months               78       22,429,240      10.00       6.943      678         287,554      82.89       27.70       27.83
13 Months                1          364,000       0.16       6.250      732         364,000      80.00      100.00      100.00
24 Months              328       89,066,275      39.70       6.559      680         271,544      82.74       32.92       46.82
30 Months                1          136,066       0.06       7.599      620         136,066      80.00        0.00        0.00
36 Months              212       49,270,796      21.96       6.653      684         232,409      81.55       40.26       45.47
60 Months              197       39,408,166      17.57       6.420      697         200,041      79.89       41.05       15.18
                       ---     ------------     ------       -----      ---        --------      -----      ------      ------
TOTAL:                 913     $224,341,305     100.00%      6.641%     684        $245,719      81.92%      34.33%      37.97%
                       ---     ------------     ------       -----      ---        --------      -----      ------      ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 33 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

CREDIT SCORES

                          NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL      PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC          IO
----------------------   --------  ------------    ----------   --------  --------   -----------   --------   ---------    --------
601 to 625                  41     $  9,503,862       4.24%      6.723%      622       $231,802      77.45%      52.68%      23.85%
626 to 650                 157       38,086,343      16.98       6.696       638        242,588      77.17       33.62       26.94
651 to 675                 222       53,041,728      23.64       6.756       664        238,927      81.87       29.70       42.01
676 to 700                 225       54,034,965      24.09       6.644       688        240,155      84.30       31.50       41.39
701 to 725                 133       36,103,459      16.09       6.518       712        271,455      83.78       37.69       39.65
726 to 750                  83       21,193,638       9.45       6.473       737        255,345      81.91       44.08       37.23
751 to 775                  32        7,197,399       3.21       6.748       759        224,919      85.62       21.85       38.98
776 to 800                  18        4,892,111       2.18       6.259       787        271,784      82.76       39.02       55.55
801 to 825                   2          287,800       0.13       6.563       802        143,900      79.99        0.00      100.00
                           ---     ------------     ------       -----       ---       --------      -----       -----      ------
TOTAL:                     913     $224,341,305     100.00%      6.641%      684       $245,719      81.92%      34.33%      37.97%
                           ---     ------------     ------       -----       ---       --------      -----       -----      ------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 620 to 803 and the weighted average Credit Score of the Mortgage Loans was approximately 684.

CREDIT GRADE

                NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                  OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     PERCENT
               MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT    BALANCE     ORIGINAL       FULL      PERCENT
CREDIT GRADE    LOANS     OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC        IO
------------   --------  ------------    ----------   --------   --------  -----------   --------     -------     -------
PA1               83     $ 19,527,673       8.70%      6.408%       747     $ 235,273      75.71%      25.64%      46.94%
PA2              138       31,038,485      13.84       6.502        698       224,917      76.96       23.76       33.93
PA3              358       83,289,962      37.13       6.723        647       232,654      77.63       31.09       31.17
SA1              232       63,683,215      28.39        6.62        713       274,497      89.31       42.68       42.48
SA2              102       26,801,970      11.95       6.767        669       262,764      87.98       43.12       46.57
                 ---     ------------     ------       -----        ---     ---------      -----       -----       -----
TOTAL:           913     $224,341,305     100.00%      6.641%       684     $ 245,719      81.92%      34.33%      37.97%
                 ---     ------------     ------       -----        ---     ---------      -----       -----       -----

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

GROSS MARGINS

                            NUMBER      AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED
                              OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL      FULL      PERCENT
RANGE OF GROSS MARGINS      LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV         DOC          IO
----------------------     --------   ------------  ----------  --------  --------  -----------   --------    -------     -------
2.001% to 2.500%              101     $ 20,832,957    12.17%      6.964%     686     $ 206,267      78.85%      10.68%      82.71%
2.501% to 3.000%                2          671,550     0.39       6.339      651       335,775      79.99       71.46      100.00
3.001% to 3.500%                5        1,517,251     0.89       6.601      735       303,450      83.44       10.17       57.00
3.501% to 4.000%                1          312,586     0.18       6.150      682       312,586      95.00        0.00        0.00
4.001% to 4.500%                3          527,001     0.31       7.057      688       175,667      90.91       87.76       12.24
4.501% to 5.000%               34       10,989,586     6.42       5.811      698       323,223      79.47       72.02       59.47
5.001% to 5.500%               54       15,980,244     9.33       6.122      691       295,930      83.90       44.75       53.86
5.501% to 6.000%              120       30,228,077    17.65       6.466      688       251,901      81.64       27.63       42.66
6.001% to 6.500%              119       30,445,577    17.78       6.732      686       255,845      83.33       34.98       47.62
6.501% to 7.000%              205       52,791,210    30.83       6.858      665       257,518      82.98       30.21       37.62
7.001% to 7.500%               22        5,631,349     3.29       7.672      690       255,970      91.19       12.56       21.37
7.501% to 8.000%                8        1,118,307     0.65       7.796      692       139,788      97.49        5.07       14.44
8.001% to 8.500%                1          174,680     0.10       8.500      714       174,680     100.00        0.00        0.00
                              ---     ------------   ------       -----      ---     ---------     ------       -----       -----
TOTAL:                        675     $171,220,375   100.00%      6.673%     682     $ 253,660      82.59%      31.60%      48.24%
                              ---     ------------   ------       -----      ---     ---------     ------       -----       -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.231% per annum to 8.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.716% per annum.

MAXIMUM MORTGAGE RATES

                       NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM      MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL       FULL      PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV          DOC          IO
----------------      --------  ------------   ----------   --------   --------  -----------   --------     -------     -------
11.500% or less          38     $ 11,076,563       6.47%      5.635%      701      $291,488      78.29%      52.74%      85.74%
11.501% to 12.000%      104       28,698,290      16.76       6.060       693       275,945      80.90       41.57       68.76
12.001% to 12.500%      109       28,097,702      16.41       6.402       686       257,777      81.91       33.04       64.99
12.501% to 13.000%      122       33,623,285      19.64       6.536       683       275,601      82.94       47.07       60.79
13.001% to 13.500%       74       19,928,833      11.64       7.107       680       269,309      85.70       35.98       44.52
13.501% to 14.000%      102       25,109,761      14.67       7.142       673       246,174      84.48       11.39       16.52
14.001% to 14.500%       85       16,651,492       9.73       7.336       663       195,900      81.31        3.75        7.01
14.501% to 15.000%       37        7,538,481       4.40       7.853       661       203,743      83.85        6.96        6.27
15.001% to 15.500%        1          134,740       0.08       8.250       671       134,740      90.00        0.00        0.00
15.501% to 16.000%        3          361,230       0.21       8.740       689       120,410      94.60       12.22        0.00
                        ---     ------------     ------       -----       ---      --------      -----       -----       -----
TOTAL:                  675     $171,220,375     100.00%      6.673%      682      $253,660      82.59%      31.60%      48.24%
                        ---     ------------     ------       -----       ---      --------      -----       -----       -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 15.999% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.914% per annum.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                           GROUP 2 COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE AS OF CUT-OFF DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                               OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                            MORTGAGE    BALANCE      MORTGAGE     AVERAGE    CREDIT    BALANCE     ORIGINAL      FULL       PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING      LTV         DOC          IO
-------------------------   -------- ------------   ----------   --------  --------  -----------   --------    --------     -------
October 2005                   5     $    845,103       0.49%      6.688%     731     $ 169,021      74.58%       0.00%      80.53%
November 2005                  5        1,812,340       1.06       6.095      700       362,468      78.01       26.48       50.78
March 2006                     1          149,537       0.09       7.350      676       149,537     100.00      100.00        0.00
November 2006                  1          158,949       0.09       7.100      656       158,949      80.00        0.00        0.00
January 2007                  22        4,571,186       2.67       7.217      674       207,781      83.23       12.06        6.56
February 2007                 66       14,257,865       8.33       7.147      686       216,028      82.26       11.46       21.68
March 2007                    62       17,092,739       9.98       6.617      683       275,689      86.07       38.93       44.25
April 2007                   246       68,102,246      39.77       6.575      675       276,838      82.56       35.09       45.84
May 2007                      66       18,557,372      10.84       6.560      692       281,172      83.20       31.06       54.17
November 2007                  2          484,353       0.28       6.431      623       242,177      80.00      100.00        0.00
December 2007                  1          127,185       0.07       6.550      690       127,185      80.00        0.00        0.00
January 2008                   6          737,067       0.43       7.311      684       122,844      83.31        0.00       22.79
February 2008                 17        3,798,622       2.22       6.908      689       223,448      82.73       13.30       29.79
March 2008                    21        4,651,913       2.72       5.929      683       221,520      84.07       72.18       57.50
April 2008                    30        8,247,488       4.82       6.290      674       274,916      82.60       66.21       61.76
May 2008                      22        6,715,372       3.92       6.660      704       305,244      86.35       46.76       39.19
June 2008                      1          111,793       0.07       7.375      667       111,793      80.00        0.00        0.00
January 2010                   3          472,626       0.28       7.426      645       157,542      76.75       27.46        0.00
February 2010                  2          358,750       0.21       7.163      693       179,375      88.04        0.00        0.00
March 2010                     1          290,500       0.17       5.250      687       290,500      77.47      100.00      100.00
April 2010                    47        9,722,099       5.68       6.767      678       206,853      77.84       13.73       88.40
May 2010                      47        9,332,270       5.45       7.175      697       198,559      79.38        2.83       81.00
May 2013                       1          623,000       0.36       8.250      670       623,000      70.00        0.00      100.00
                             ---     ------------     ------       -----      ---     ---------     ------      ------      ------
Total:                       675     $171,220,375     100.00%      6.673%     682     $ 253,660      82.59%      31.60%      48.24%
                             ---     ------------     ------       -----      ---     ---------     ------      ------      ------

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                              ASSUMED MORTGAGE POOL

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                                        ORIGINAL
                                                              ORIGINAL      REMAINING     ORIGINAL       REMAINING      MONTHS TO
                              NET     ORIGINAL  REMAINING   AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY   PREPAYMENT
CURRENT           MORTGAGE  MORTGAGE    TERM      TERM          TERM          TERM          TERM            TERM         PENALTY
BALANCE ($)        RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)     EXPIRATION
-----------       --------  --------  --------  ---------   ------------  ------------  -------------  -------------   ----------
   36,687.31        8.650     7.870     180        173          360            353            0               0             0
  992,157.87        7.287     6.507     180        173          360            353            0               0            36
   73,276.36        7.200     6.420     120        115          120            115            0               0            36
  177,640.92        6.197     5.417     180        175          180            175            0               0             0
  364,559.78        7.035     6.255     180        175          180            175            0               0            36
   76,443.28        7.300     6.520     240        231          240            231            0               0             0
  484,374.47        6.920     6.140     240        235          240            235            0               0            36
1,572,076.90        7.380     6.600     360        355          360            355            0               0             0
  121,652.35        7.375     6.595     360        353          360            353            0               0            12
  428,144.69        6.723     5.943     360        356          360            356            0               0            24
9,090,483.86        6.725     5.945     360        355          360            355            0               0            36
   27,919.65        7.990     7.210     360        353          360            353            0               0             6
  275,008.84        6.625     5.845     360        354          300            300           60              54            36
  120,945.79        6.375     5.595     360        356          240            240          120             116            36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                           ORIGINAL     REMAINING   ORIGINAL    REMAINING
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION INTEREST-   INTEREST-
CURRENT           MORTGAGE MORTGAGE   TERM      TERM         TERM          TERM       TERM         TERM
BALANCE ($)       RATE(%)  RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)    (MONTHS)
-------------     -------  -------  --------  --------   -----------   -----------  ---------   ---------
 1,241,483.69      7.068    6.288      360       354         360           354          0           0
 3,077,690.16      6.886    6.106      360       353         360           353          0           0
    79,920.39      7.150    6.370      360       355         360           355          0           0
   300,889.54      7.477    6.697      360       353         360           353          0           0
 1,260,367.98      6.988    6.208      360       353         360           353          0           0
 6,899,384.05      7.332    6.552      360       355         360           355          0           0
 6,184,126.12      7.081    6.301      360       354         360           354          0           0
   104,187.84      7.500    6.720      360       353         360           353          0           0
33,479,984.95      7.010    6.230      360       355         360           355          0           0
 2,640,455.88      6.837    6.057      360       354         360           354          0           0
   306,046.21      7.575    6.795      360       353         360           353          0           0
   177,598.79      8.250    7.470      360       353         360           353          0           0
   953,999.61      6.059    5.279      360       355         360           355          0           0
   139,229.30      7.400    6.620      360       356         360           356          0           0
   709,918.95      7.643    6.863      360       355         360           355          0           0
 6,380,539.94      7.140    6.360      360       355         360           355          0           0
   631,631.19      6.925    6.145      360       356         360           356          0           0
   112,659.47      6.875    6.095      360       353         360           353          0           0
   733,412.23      6.504    5.724      360       356         360           356          0           0
    87,014.31      7.250    6.470      360       356         360           356          0           0
   471,281.88      5.554    4.774      360       355         336           336         24          19
 1,175,445.70      6.436    5.656      360       355         300           300         60          55
 1,035,156.52      6.885    6.105      360       355         300           300         60          55
13,493,277.77      6.316    5.536      360       355         300           300         60          55
   174,301.38      6.750    5.970      360       355         300           300         60          55
   153,482.05      7.375    6.595      360       355         300           300         60          55
   368,995.03      6.428    5.648      360       354         300           300         60          54
 4,331,841.42      6.191    5.411      360       354         300           300         60          54
   387,336.40      7.085    6.305      360       354         300           300         60          54
   119,299.61      7.000    6.220      360       355         240           240        120         115
   135,567.74      6.825    6.045      360       352         240           240        120         112
 2,811,528.49      7.232    6.452      360       356         240           240        120         116
 3,278,411.33      6.781    6.001      360       355         240           240        120         115
   364,870.88      7.140    6.360      360       356         240           240        120         116
   118,410.18      6.625    5.845      360       356         240           240        120         116

                                                                NUMBER OF
                                                                 MONTHS                           ORIGINAL
           INITIAL                                     RATE     UNTIL NEXT                        MONTHS TO
             RATE                                     CHANGE       RATE                          PREPAYMENT
  GROSS     CHANGE    PERIODIC            MINIMUM    FREQUENCY  ADJUSTMENT                         PENALTY
MARGIN(%)   CAP(%)     CAP(%)    RATE(%)  RATE(%)    (MONTHS)      DATE             INDEX         EXPIRATION
---------  -------    --------   -------  -------   ----------  ----------      -------------    ------------
  6.745      2.000      2.000     13.068    7.068       12          18          1 Year LIBOR           0
  6.571      2.000      2.000     12.886    6.886       12          17          1 Year LIBOR          24
  6.900      2.000      2.000     13.150    7.150       12          19          1 Year LIBOR           0
  7.227      2.000      2.000     13.477    7.477       12          29          1 Year LIBOR           0
  6.912      2.000      2.000     12.988    6.988       12          29          1 Year LIBOR          36
  6.625      3.000      1.164     13.686    7.217        6          19         6 Month LIBOR           0
  6.158      2.671      1.209     13.499    6.926        6          18         6 Month LIBOR          12
  6.000      1.500      1.500     14.500    7.500        6          17         6 Month LIBOR          18
  6.302      2.735      1.208     13.433    6.960        6          19         6 Month LIBOR          24
  5.585      2.591      1.281     13.419    6.428        6          18         6 Month LIBOR          36
  5.718      1.500      1.500     14.575    7.575        6          17         6 Month LIBOR           6
  7.375      3.000      1.000     14.250    7.375        6          17         6 Month LIBOR           8
  5.019      3.000      1.336     12.732    5.692        6          31         6 Month LIBOR           0
  7.150      3.000      1.000     13.400    7.400        6          32         6 Month LIBOR          12
  6.278      2.764      1.079     13.801    6.514        6          31         6 Month LIBOR          24
  6.347      2.821      1.119     13.377    6.883        6          31         6 Month LIBOR          36
  3.605      4.246      1.000     12.302    3.700        6          56         6 Month LIBOR           0
  5.375      1.500      1.500     13.875    6.875        6          53         6 Month LIBOR          12
  2.250      4.221      1.260     11.764    2.250        6          56         6 Month LIBOR          36
  6.250      1.000      1.000     13.250    7.250        6           2         6 Month LIBOR          24
  6.026      3.000      1.378     12.309    5.554        6          19         6 Month LIBOR          24
  6.536      2.760      1.333     13.101    6.194        6          19         6 Month LIBOR           0
  6.635      3.000      1.000     12.885    6.885        6          19         6 Month LIBOR          12
  6.034      2.937      1.130     12.575    6.316        6          19         6 Month LIBOR          24
  5.750      3.000      1.500     13.750    5.750        6          19         6 Month LIBOR          36
  6.375      3.000      1.000     13.375    7.375        6          31         6 Month LIBOR           0
  6.097      3.000      1.193     12.814    6.428        6          30         6 Month LIBOR          24
  5.725      3.000      1.073     12.337    6.164        6          30         6 Month LIBOR          36
  5.935      3.950      1.150     13.385    7.085        6          54         6 Month LIBOR          36
  2.375      3.000      1.000     13.000    2.375        6          19         6 Month LIBOR           0
  5.825      2.000      1.000     13.825    6.825        6          16         6 Month LIBOR          24
  2.250      5.000      1.000     12.232    2.250        6          56         6 Month LIBOR           0
  2.512      4.855      1.036     11.926    2.530        6          55         6 Month LIBOR          36
  3.784      1.000      1.000     12.000    3.784        6           2         6 Month LIBOR           0
  3.500      1.000      1.000     12.000    3.500        6           2         6 Month LIBOR          36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                       GROUP 2 FIXED RATE MORTGAGE LOANS

                                                                                                                        ORIGINAL
                                                               ORIGINAL      REMAINING     ORIGINAL       REMAINING     MONTHS TO
                              NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT           MORTGAGE  MORTGAGE    TERM        TERM         TERM          TERM          TERM          TERM          PENALTY
BALANCE ($)        RATE(%)   RATE(%)  (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)      EXPIRATION
-----------       --------  --------  --------   ---------   ------------  ------------  -------------  -------------  -----------
   530,789.81       7.581     6.801     180          173          360           353            0              0            36
   105,360.83       7.990     7.210     360          355          480           475            0              0            60
    53,413.70       7.550     6.770     180          174          180           174            0              0             0
   212,629.49       6.705     5.925     180          175          180           175            0              0            36
   893,406.22       6.519     5.739     180          174          180           174            0              0            60
   213,874.61       7.150     6.370     240          233          240           233            0              0            12
   176,436.53       5.990     5.210     240          236          240           236            0              0            36
 1,536,676.22       6.139     5.359     240          235          240           235            0              0            60
    71,239.84       5.990     5.210     300          294          300           294            0              0            60
 2,078,704.18       7.328     6.548     360          354          360           354            0              0             0
 4,364,619.83       6.800     6.020     360          354          360           354            0              0            12
   950,126.14       7.739     6.959     360          354          360           354            0              0            24
11,571,563.48       6.662     5.882     360          355          360           355            0              0            36
26,167,452.09       6.302     5.522     360          355          360           355            0              0            60
 2,512,881.11       6.797     6.017     360          355          300           300           60             55            60

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING       ORIGINAL       REMAINING
                             NET      ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   INTEREST-ONLY   INTEREST-ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM       TERM          TERM           TERM           TERM            TERM
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)       (MONTHS)        (MONTHS)
-------------   --------   --------   --------   ---------   ------------   ------------   -------------   -------------
 2,727,277.32     6.994      6.214       360        354           360            354              0              0
 3,175,600.58     6.861      6.081       360        354           360            354              0              0
   153,916.79     7.100      6.320       360        350           360            350              0              0
   139,002.01     7.250      6.470       360        354           360            354              0              0
 1,833,293.49     6.608      5.828       360        353           360            353              0              0
 8,078,372.99     7.166      6.386       360        355           360            355              0              0
 9,874,821.73     7.157      6.377       360        354           360            354              0              0
40,130,281.98     6.923      6.143       360        355           360            355              0              0
   131,758.28     7.599      6.819       360        352           360            352              0              0
 1,820,840.51     6.889      6.109       360        355           360            355              0              0
   287,146.79     7.307      6.527       360        352           360            352              0              0
 1,764,093.68     6.779      5.999       360        354           360            354              0              0
   674,652.33     6.645      5.865       360        355           360            355              0              0
 1,222,020.68     7.056      6.276       360        355           360            355              0              0
   988,599.42     6.914      6.134       360        354           360            354              0              0
 7,681,340.09     6.740      5.960       360        355           360            355              0              0
   357,215.45     6.971      6.191       360        353           360            353              0              0
   792,428.89     8.076      7.296       360        356           360            356              0              0
 2,035,521.42     7.203      6.423       360        355           360            355              0              0
   785,508.16     7.412      6.632       360        353           360            353              0              0
   481,193.48     5.590      4.810       360        356           360            356              0              0
   686,779.87     6.168      5.388       360        355           360            355              0              0
   476,423.77     6.250      5.470       360        355           336            336             24             19
 1,832,281.24     6.641      5.861       360        355           300            300             60             55
 5,289,574.58     6.642      5.862       360        355           300            300             60             55
   352,476.12     6.250      5.470       360        355           300            300             60             55
38,983,320.14     6.142      5.362       360        355           300            300             60             55
 1,155,811.61     6.711      5.931       360        355           300            300             60             55
 1,578,976.53     6.714      5.934       360        356           300            300             60             56
   212,348.42     5.700      4.920       360        355           300            300             60             55
   479,231.95     6.680      5.900       360        355           300            300             60             55
   631,474.52     6.189      5.409       360        355           300            300             60             55
 9,538,814.92     6.081      5.301       360        355           300            300             60             55
   275,977.17     5.690      4.910       360        354           300            300             60             54
   644,430.93     5.616      4.836       360        355           300            300             60             55
   290,502.30     6.325      5.545       360        352           240            240            120            112
   612,039.91     6.001      5.221       360        356           240            240            120            116
   191,344.18     6.750      5.970       360        355           240            240            120            115
 4,728,504.50     6.772      5.992       360        356           240            240            120            116
   275,008.84     7.125      6.345       360        355           240            240            120            115
 9,454,383.99     7.046      6.266       360        356           240            240            120            116
 1,424,974.82     6.867      6.087       360        356           240            240            120            116
 1,452,366.23     6.635      5.855       360        356           240            240            120            116
    97,774.26     6.875      6.095       360        355           240            240            120            115

                                                          NUMBER OF
                                                            MONTHS                     ORIGINAL
        INITIAL                                 RATE      UNTIL NEXT                   MONTHS TO
         RATE                                   CHANGE       RATE                      PREPAYMENT
        CHANGE                                 FREQUENCY  ADJUSTMENT                    PENALTY
GROSS    CAP(%)   CAP(%)   RATE(%)   RATE(%)   (MONTHS)      DATE          INDEX       EXPIRATION
-----   -------   ------   -------   -------   --------   ----------   -------------   ----------
6.778    2.000    2.000    12.994     6.994       12          18        1 Year LIBOR       0
6.610    2.000    2.000    12.861     6.861       12          18        1 Year LIBOR      24
6.850    2.000    2.000    13.100     7.100       12          14        1 Year LIBOR      36
7.000    2.000    2.000    13.250     7.250       12          18        1 Year LIBOR      24
6.233    2.000    2.000    12.608     6.608       12          29        1 Year LIBOR      36
6.666    3.000    1.214    13.595     6.947        6          19       6 Month LIBOR       0
6.450    2.573    1.318    13.792     7.096        6          18       6 Month LIBOR      12
6.277    2.745    1.285    13.498     6.889        6          19       6 Month LIBOR      24
6.599    1.500    1.500    14.599     7.599        6          16       6 Month LIBOR      30
5.935    2.816    1.246    13.382     6.060        6          19       6 Month LIBOR      36
5.978    1.500    1.500    14.307     7.307        6          16       6 Month LIBOR       6
6.096    2.386    1.205    13.189     6.779        6          18       6 Month LIBOR      60
5.014    3.000    1.194    13.033     6.645        6          31       6 Month LIBOR       0
5.754    2.526    1.158    13.372     6.228        6          31       6 Month LIBOR      12
5.777    2.739    1.087    13.088     6.205        6          30       6 Month LIBOR      24
5.727    2.825    1.095    12.920     6.485        6          31       6 Month LIBOR      36
5.809    1.905    1.365    13.701     6.971        6          29       6 Month LIBOR      60
2.250    5.000    1.000    13.076     2.250        6          56       6 Month LIBOR       0
3.044    4.616    1.055    12.566     3.331        6          55       6 Month LIBOR      36
4.938    2.409    1.370    13.893     5.980        6          53       6 Month LIBOR      60
5.340    2.000    1.000    11.590     5.590        6           2       6 Month LIBOR      24
5.306    2.000    1.000    12.168     6.168        6           3       6 Month LIBOR      60
6.990    3.000    1.500    13.250     6.250        6          19       6 Month LIBOR      24
6.691    3.000    1.285    13.211     6.641        6          19       6 Month LIBOR       0
6.294    2.767    1.198    13.037     6.428        6          19       6 Month LIBOR      12
6.000    3.000    1.500    13.250     6.250        6          19       6 Month LIBOR      13
6.097    2.975    1.160    12.470     6.128        6          19       6 Month LIBOR      24
6.656    3.000    1.165    13.042     6.591        6          19       6 Month LIBOR      36
6.464    3.000    1.000    12.714     6.714        6          20       6 Month LIBOR      60
4.700    3.000    1.500    12.700     5.700        6          31       6 Month LIBOR       0
6.260    2.598    1.299    13.278     6.680        6          31       6 Month LIBOR      12
6.715    3.000    1.326    12.841     6.189        6          31       6 Month LIBOR      24
5.996    2.974    1.166    12.412     6.081        6          31       6 Month LIBOR      36
5.440    3.000    1.000    11.690     5.690        6          30       6 Month LIBOR      60
5.000    5.000    1.000    11.616     5.616        6          55       6 Month LIBOR      36
5.325    2.000    1.000    13.325     6.325        6          16       6 Month LIBOR      24
2.375    3.000    1.000    12.001     2.375        6          20       6 Month LIBOR      36
2.250    3.000    1.000    11.750     2.250        6          31       6 Month LIBOR      36
2.250    5.000    1.000    11.772     2.250        6          56       6 Month LIBOR       0
2.250    5.000    1.000    12.125     2.250        6          55       6 Month LIBOR      12
2.250    5.000    1.000    12.046     2.250        6          58       6 Month LIBOR      36
2.250    5.000    1.000    11.867     2.250        6          56       6 Month LIBOR      60
3.204    1.000    1.000    12.000     3.204        6           2       6 Month LIBOR       0
3.500    1.000    1.000    12.000     3.500        6           1       6 Month LIBOR      36

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1A CERTIFICATES

                                                  1ML    1ML
                                                STRIKE  STRIKE
                                                 LOWER  UPPER
          BEGINNING     ENDING      NOTIONAL    COLLAR  COLLAR
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)    (%)     (%)
------   ----------   ----------   -----------  ------  ------
  1       9/15/2005   10/25/2005   95,153,000    4.303  9.730
  2      10/25/2005   11/25/2005   93,641,413    5.630  9.730
  3      11/25/2005   12/25/2005   91,892,940    5.832  9.730
  4      12/25/2005    1/25/2006   89,912,511    5.635  9.730
  5       1/25/2006    2/25/2006   87,709,336    5.635  9.730
  6       2/25/2006    3/25/2006   85,291,680    6.268  9.730
  7       3/25/2006    4/25/2006   82,706,094    5.635  9.730
  8       4/25/2006    5/25/2006   80,001,730    5.832  9.730
  9       5/25/2006    6/25/2006   77,362,483    5.640  9.730
 10       6/25/2006    7/25/2006   74,799,230    5.837  9.730
 11       7/25/2006    8/25/2006   72,309,757    5.640  9.730
 12       8/25/2006    9/25/2006   69,891,923    5.640  9.730
 13       9/25/2006   10/25/2006   67,543,651    5.837  9.730
 14      10/25/2006   11/25/2006   65,262,924    5.640  9.730
 15      11/25/2006   12/25/2006   63,047,783    5.842  9.730
 16      12/25/2006    1/25/2007   60,893,893    5.645  9.730
 17       1/25/2007    2/25/2007   58,708,958    5.647  9.730
 18       2/25/2007    3/25/2007   56,331,211    6.346  9.730
 19       3/25/2007    4/25/2007   52,880,753    5.923  9.730
 20       4/25/2007    5/25/2007   49,535,332    7.585  9.730
 21       5/25/2007    6/25/2007   46,381,672    7.326  9.730
 22       6/25/2007    7/25/2007   43,453,035    7.568  9.730
 23       7/25/2007    8/25/2007   40,832,648    7.305  9.730
 24       8/25/2007    9/25/2007   39,021,141    7.308  9.730
 25       9/25/2007   10/25/2007   37,322,113    7.648  9.730
 26      10/25/2007   11/25/2007   35,681,178    7.960  9.730
 27      11/25/2007   12/25/2007   34,097,896    8.232  9.730
 28      12/25/2007    1/25/2008   32,568,157    7.951  9.730
 29       1/25/2008    2/25/2008   31,090,110    7.945  9.730
 30       2/25/2008    3/25/2008   29,661,975    8.590  9.730
 31       3/25/2008    4/25/2008   28,282,457    8.237  9.730
 32       4/25/2008    5/25/2008   26,949,851    9.293  9.730
 33       5/25/2008    6/25/2008   25,664,604    8.978  9.730
 34       6/25/2008    7/25/2008   24,422,541    9.275  9.730
 35       7/25/2008    8/25/2008   23,222,161    8.958  9.730
 36       8/25/2008    9/25/2008   22,062,032    8.953  9.730
 37       9/25/2008   10/25/2008   20,940,789    9.381  9.730
 38      10/25/2008   11/25/2008   20,940,789    9.666  9.730
 39      11/25/2008   12/25/2008   20,940,789    9.730  9.730
 40      12/25/2008    1/25/2009   20,940,789    9.640  9.730
 41       1/25/2009    2/25/2009   20,940,789    9.627  9.730
 42       2/25/2009    3/25/2009   20,940,789    9.730  9.730
 43       3/25/2009    4/25/2009   20,668,705    9.730  9.730
 44       4/25/2009    5/25/2009   19,992,528    9.730  9.730
 45       5/25/2009    6/25/2009   19,338,984    9.730  9.730
 46       6/25/2009    7/25/2009   18,707,136    9.730  9.730
 47       7/25/2009    8/25/2009   18,096,241    9.730  9.730
 48       8/25/2009    9/25/2009   17,505,587    9.730  9.730
 49       9/25/2009   10/25/2009   16,934,484    9.730  9.730
 50      10/25/2009   11/25/2009   16,382,268    9.730  9.730
 51      11/25/2009   12/25/2009   15,848,390    9.730  9.730
 52      12/25/2009    1/25/2010   15,332,132    9.730  9.730
 53       1/25/2010    2/25/2010   14,832,895    9.730  9.730
 54       2/25/2010    3/25/2010   14,350,103    9.730  9.730
 55       3/25/2010    4/25/2010   13,883,231    9.730  9.730
 56       4/25/2010    5/25/2010   13,431,321    9.730  9.730
 57       5/25/2010    6/25/2010   12,993,439    9.730  9.730
 58       6/25/2010    7/25/2010   12,570,040    9.730  9.730
 59       7/25/2010    8/25/2010   12,160,542    9.730  9.730
 60       8/25/2010    9/25/2010   11,764,474    9.730  9.730
 61       9/25/2010   10/25/2010   11,381,384    9.730  9.730
 62      10/25/2010   11/25/2010   11,010,836    9.730  9.730
 63      11/25/2010   12/25/2010   10,652,402    9.730  9.730
 64      12/25/2010    1/25/2011   10,305,685    9.730  9.730
 65       1/25/2011    2/25/2011    9,970,278    9.730  9.730
 66       2/25/2011    3/25/2011    9,645,800    9.730  9.730
 67       3/25/2011    4/25/2011    9,331,884    9.730  9.730
 68       4/25/2011    5/25/2011    9,028,177    9.730  9.730
 69       5/25/2011    6/25/2011    8,734,332    9.730  9.730
 70       6/25/2011    7/25/2011    8,450,018    9.730  9.730
 71       7/25/2011    8/25/2011    8,174,916    9.730  9.730
 72       8/25/2011    9/25/2011    7,908,715    9.730  9.730
 73       9/25/2011   10/25/2011    7,651,120    9.730  9.730
 74      10/25/2011   11/25/2011    7,401,840    9.718  9.730
 75      11/25/2011   12/25/2011    7,160,598    9.730  9.730
 76      12/25/2011    1/25/2012    6,927,124    9.675  9.730

--------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                                                  1ML    1ML
                                                STRIKE  STRIKE
                                                 LOWER  UPPER
          BEGINNING     ENDING      NOTIONAL    COLLAR  COLLAR
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)    (%)     (%)
------   ----------   ----------   -----------  ------  ------
   1     9/15/2005    10/25/2005   191,822,000  4.126    9.230
   2     10/25/2005   11/25/2005   188,930,196  5.402    9.230
   3     11/25/2005   12/25/2005   185,571,996  5.602    9.230
   4     12/25/2005   1/25/2006    181,757,102  5.419    9.230
   5     1/25/2006    2/25/2006    177,499,571  5.418    9.230
   6     2/25/2006    3/25/2006    172,831,251  6.027    9.230
   7     3/25/2006    4/25/2006    167,858,466  5.418    9.230
   8     4/25/2006    5/25/2006    162,646,191  5.607    9.230
   9     5/25/2006    6/25/2006    157,525,235  5.426    9.230
  10     6/25/2006    7/25/2006    152,546,765  5.619    9.230
  11     7/25/2006    8/25/2006    147,706,761  5.428    9.230
  12     8/25/2006    9/25/2006    143,001,235  5.428    9.230
  13     9/25/2006    10/25/2006   138,426,386  5.617    9.230
  14     10/25/2006   11/25/2006   133,975,654  5.428    9.230
  15     11/25/2006   12/25/2006   129,648,566  5.627    9.230
  16     12/25/2006   1/25/2007    125,429,003  5.439    9.230
  17     1/25/2007    2/25/2007    121,275,462  5.444    9.230
  18     2/25/2007    3/25/2007    116,916,028  6.054    9.230
  19     3/25/2007    4/25/2007    110,614,907  5.611    9.230
  20     4/25/2007    5/25/2007    104,286,892  7.031    9.230
  21     5/25/2007    6/25/2007     98,307,247  6.817    9.230
  22     6/25/2007    7/25/2007     92,668,399  7.039    9.230
  23     7/25/2007    8/25/2007     87,509,059  6.791    9.230
  24     8/25/2007    9/25/2007     83,820,530  6.784    9.230
  25     9/25/2007    10/25/2007    80,467,116  7.073    9.230
  26     10/25/2007   11/25/2007    77,222,840  7.311    9.230
  27     11/25/2007   12/25/2007    74,086,076  7.572    9.230
  28     12/25/2007   1/25/2008     71,050,444  7.311    9.230
  29     1/25/2008    2/25/2008     68,112,549  7.304    9.230
  30     2/25/2008    3/25/2008     65,269,120  7.832    9.230
  31     3/25/2008    4/25/2008     62,517,218  7.415    9.230
  32     4/25/2008    5/25/2008     59,854,573  8.381    9.230
  33     5/25/2008    6/25/2008     57,280,285  8.098    9.230
  34     6/25/2008    7/25/2008     54,788,159  8.361    9.230
  35     7/25/2008    8/25/2008     52,375,464  8.070    9.230
  36     8/25/2008    9/25/2008     50,039,574  8.056    9.230
  37     9/25/2008    10/25/2008    47,777,945  8.380    9.230
  38     10/25/2008   11/25/2008    47,777,945  8.592    9.230
  39     11/25/2008   12/25/2008    47,777,945  8.878    9.230
  40     12/25/2008   1/25/2009     47,777,945  8.564    9.230
  41     1/25/2009    2/25/2009     47,777,945  8.547    9.230
  42     2/25/2009    3/25/2009     47,777,945  9.230    9.230
  43     3/25/2009    4/25/2009     47,222,693  8.576    9.230
  44     4/25/2009    5/25/2009     45,840,291  8.939    9.230
  45     5/25/2009    6/25/2009     44,501,435  8.622    9.230
  46     6/25/2009    7/25/2009     43,204,519  8.897    9.230
  47     7/25/2009    8/25/2009     41,948,167  8.581    9.230
  48     8/25/2009    9/25/2009     40,731,049  8.562    9.230
  49     9/25/2009    10/25/2009    39,551,886  8.840    9.230
  50     10/25/2009   11/25/2009    38,409,442  8.601    9.230
  51     11/25/2009   12/25/2009    37,302,623  8.874    9.230
  52     12/25/2009   1/25/2010     36,230,144  8.558    9.230
  53     1/25/2010    2/25/2010     35,190,887  8.536    9.230
  54     2/25/2010    3/25/2010     34,183,769  9.230    9.230
  55     3/25/2010    4/25/2010     33,207,819  8.512    9.230
  56     4/25/2010    5/25/2010     32,261,933  8.833    9.230
  57     5/25/2010    6/25/2010     31,341,309  8.637    9.230
  58     6/25/2010    7/25/2010     30,449,021  8.910    9.230
  59     7/25/2010    8/25/2010     29,584,182  8.753    9.230
  60     8/25/2010    9/25/2010     28,745,901  8.732    9.230
  61     9/25/2010    10/25/2010    27,933,330  9.007    9.230
  62     10/25/2010   11/25/2010    27,145,628  8.690    9.230
  63     11/25/2010   12/25/2010    26,382,009  8.963    9.230
  64     12/25/2010   1/25/2011     25,641,678  8.640    9.230
  65     1/25/2011    2/25/2011     24,923,885  8.616    9.230
  66     2/25/2011    3/25/2011     24,227,906  9.230    9.230
  67     3/25/2011    4/25/2011     23,553,048  8.569    9.230
  68     4/25/2011    5/25/2011     22,898,625  8.838    9.230
  69     5/25/2011    6/25/2011     22,263,983  8.520    9.230
  70     6/25/2011    7/25/2011     21,648,490  8.787    9.230
  71     7/25/2011    8/25/2011     21,051,533  8.470    9.730
  72     8/25/2011    9/25/2011     20,472,521  8.449    9.730
  73     9/25/2011    10/25/2011    19,910,888  8.714    9.730
  74     10/25/2011   11/25/2011    19,366,076  8.399    9.730
  75     11/25/2011   12/25/2011    18,837,550  8.662    9.730
  76     12/25/2011   1/25/2012     18,324,794  8.349    9.730

--------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

          ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATED CERTIFICATES

                                                  1ML    1ML
                                                STRIKE  STRIKE
                                                 LOWER  UPPER
          BEGINNING     ENDING      NOTIONAL    COLLAR  COLLAR
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)    (%)     (%)
------   ----------   ----------   -----------  ------  ------
   1     9/15/2005    10/25/2005   36,073,000   4.454   8.620
   2     10/25/2005   11/25/2005   36,073,000   4.868   8.620
   3     11/25/2005   12/25/2005   36,073,000   5.068   8.620
   4     12/25/2005   1/25/2006    36,073,000   4.880   8.620
   5     1/25/2006    2/25/2006    36,073,000   4.880   8.620
   6     2/25/2006    3/25/2006    36,073,000   5.497   8.620
   7     3/25/2006    4/25/2006    36,073,000   4.880   8.620
   8     4/25/2006    5/25/2006    36,073,000   5.072   8.620
   9     5/25/2006    6/25/2006    36,073,000   4.887   8.620
  10     6/25/2006    7/25/2006    36,073,000   5.081   8.620
  11     7/25/2006    8/25/2006    36,073,000   4.889   8.620
  12     8/25/2006    9/25/2006    36,073,000   4.888   8.620
  13     9/25/2006    10/25/2006   36,073,000   5.080   8.620
  14     10/25/2006   11/25/2006   36,073,000   4.888   8.620
  15     11/25/2006   12/25/2006   36,073,000   5.088   8.620
  16     12/25/2006   1/25/2007    36,073,000   4.897   8.620
  17     1/25/2007    2/25/2007    36,073,000   4.901   8.620
  18     2/25/2007    3/25/2007    36,073,000   5.541   8.620
  19     3/25/2007    4/25/2007    36,073,000   5.104   8.620
  20     4/25/2007    5/25/2007    36,073,000   6.605   8.620
  21     5/25/2007    6/25/2007    36,073,000   6.376   8.620
  22     6/25/2007    7/25/2007    36,073,000   6.604   8.620
  23     7/25/2007    8/25/2007    36,073,000   6.351   8.620
  24     8/25/2007    9/25/2007    36,073,000   6.348   8.620
  25     9/25/2007    10/25/2007   36,073,000   6.654   8.620
  26     10/25/2007   11/25/2007   36,073,000   6.916   8.620
  27     11/25/2007   12/25/2007   36,073,000   7.181   8.620
  28     12/25/2007   1/25/2008    36,073,000   6.913   8.620
  29     1/25/2008    2/25/2008    36,073,000   6.906   8.620
  30     2/25/2008    3/25/2008    36,073,000   7.473   8.620
  31     3/25/2008    4/25/2008    36,073,000   7.077   8.620
  32     4/25/2008    5/25/2008    36,073,000   8.074   8.620
  33     5/25/2008    6/25/2008    36,073,000   7.780   8.620
  34     6/25/2008    7/25/2008    36,073,000   8.054   8.620
  35     7/25/2008    8/25/2008    36,073,000   7.755   8.620
  36     8/25/2008    9/25/2008    36,073,000   7.744   8.620
  37     9/25/2008    10/25/2008   36,073,000   8.102   8.620
  38     10/25/2008   11/25/2008   33,124,985   8.339   8.620
  39     11/25/2008   12/25/2008   29,960,257   8.620   8.620
  40     12/25/2008   1/25/2009    26,897,450   8.311   8.620
  41     1/25/2009    2/25/2009    23,933,146   8.295   8.620
  42     2/25/2009    3/25/2009    21,064,063   8.620   8.620
  43     3/25/2009    4/25/2009    19,114,670   8.353   8.620
  44     4/25/2009    5/25/2009    18,485,809   8.620   8.620
  45     5/25/2009    6/25/2009    17,877,165   8.405   8.620
  46     6/25/2009    7/25/2009    17,287,960   8.620   8.620
  47     7/25/2009    8/25/2009    16,717,547   8.369   8.620
  48     8/25/2009    9/25/2009    16,165,304   8.351   8.620
  49     9/25/2009    10/25/2009   15,630,627   8.620   8.620
  50     10/25/2009   11/25/2009   15,112,938   8.402   8.620
  51     11/25/2009   12/25/2009   14,611,732   8.620   8.620
  52     12/25/2009   1/25/2010    14,126,400   8.363   8.620
  53     1/25/2010    2/25/2010    13,656,417   8.343   8.620
  54     2/25/2010    3/25/2010    13,201,274   8.620   8.620
  55     3/25/2010    4/25/2010    12,760,517   8.328   8.620
  56     4/25/2010    5/25/2010    12,333,514   8.620   8.620
  57     5/25/2010    6/25/2010    11,918,513   8.496   8.620
  58     6/25/2010    7/25/2010    11,516,593   8.620   8.620
  59     7/25/2010    8/25/2010    11,127,305   8.561   8.620
  60     8/25/2010    9/25/2010    10,750,232   8.542   8.620
  61     9/25/2010    10/25/2010   10,384,978   8.620   8.620
  62     10/25/2010   11/25/2010   10,031,152   8.506   8.620
  63     11/25/2010   12/25/2010    9,688,384   8.620   8.620
  64     12/25/2010   1/25/2011     9,356,309   8.465   8.620
  65     1/25/2011    2/25/2011     9,034,575   8.442   8.620
  66     2/25/2011    3/25/2011     8,722,842   8.620   8.620
  67     3/25/2011    4/25/2011     8,420,789   8.401   8.620
  68     4/25/2011    5/25/2011     8,128,096   8.620   8.620
  69     5/25/2011    6/25/2011     7,844,459   8.357   8.620
  70     6/25/2011    7/25/2011     7,569,583   8.620   8.620
  71     7/25/2011    8/25/2011     7,303,184   8.313   8.620
  72     8/25/2011    9/25/2011     7,044,986   8.293   8.620
  73     9/25/2011    10/25/2011    6,794,726   8.575   8.620
  74     10/25/2011   11/25/2011    6,552,144   8.248   8.620
  75     11/25/2011   12/25/2011    6,316,993   8.530   8.620
  76     12/25/2011   1/25/2012     6,089,032   8.204   8.620

-------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS A-1A CERTIFICATES

                      AVAILABLE     AVAILABLE
           PAYMENT    FUNDS CAP     FUNDS CAP
PERIOD      DATE      (%) (1)(3)   (%) (2)(3)
------   ----------   ----------   -----------
  1      10/25/2005      4.573        4.573
  2      11/25/2005      5.900       10.000
  3      12/25/2005      6.102       10.000
  4      1/25/2006       5.905       10.000
  5      2/25/2006       5.905       10.000
  6      3/25/2006       6.537       10.000
  7      4/25/2006       5.905       10.000
  8      5/25/2006       6.101       10.000
  9      6/25/2006       5.905       10.000
 10      7/25/2006       6.102       10.000
 11      8/25/2006       5.905       10.000
 12      9/25/2006       5.905       10.000
 13      10/25/2006      6.102       10.000
 14      11/25/2006      5.905       10.000
 15      12/25/2006      6.102       10.000
 16      1/25/2007       5.905       10.000
 17      2/25/2007       5.907       10.000
 18      3/25/2007       6.606       10.000
 19      4/25/2007       6.184       10.000
 20      5/25/2007       7.841       10.000
 21      6/25/2007       7.578       10.000
 22      7/25/2007       7.820       10.000
 23      8/25/2007       7.557       10.000
 24      9/25/2007       7.557       10.000
 25      10/25/2007      7.844       10.000
 26      11/25/2007      7.969       10.000
 27      12/25/2007      8.228       10.000
 28      1/25/2008       7.957       10.000
 29      2/25/2008       7.951       10.000
 30      3/25/2008       8.571       10.000
 31      4/25/2008       8.149       10.000
 32      5/25/2008       8.617       10.000
 33      6/25/2008       8.335       10.000
 34      7/25/2008       8.604       10.000
 35      8/25/2008       8.318       10.000
 36      9/25/2008       8.310       10.000
 37      10/25/2008      8.608       10.000
 38      11/25/2008      8.354       10.000
 39      12/25/2008      8.625       10.255
 40      1/25/2009       8.338       10.000
 41      2/25/2009       8.329       10.000
 42      3/25/2009       9.241       11.023
 43      4/25/2009       8.338       10.011
 44      5/25/2009       8.607       10.424
 45      6/25/2009       8.320       10.073
 46      7/25/2009       8.588       10.393
 47      8/25/2009       8.301       10.043
 48      9/25/2009       8.292       10.027
 49      10/25/2009      8.559       10.383
 50      11/25/2009      8.273       10.101
 51      12/25/2009      8.539       10.422
 52      1/25/2010       8.254       10.069
 53      2/25/2010       8.244       10.052
 54      3/25/2010       9.121       11.136
 55      4/25/2010       8.238       10.053
 56      5/25/2010       8.500       10.503
 57      6/25/2010       8.202       10.302
 58      7/25/2010       8.464       10.625
 59      8/25/2010       8.181       10.264
 60      9/25/2010       8.172       10.245
 61      10/25/2010      8.433       10.570
 62      11/25/2010      8.151       10.217
 63      12/25/2010      8.411       10.548
 64      1/25/2011       8.129       10.188
 65      2/25/2011       8.119       10.168
 66      3/25/2011       8.976       11.236
 67      4/25/2011       8.097       10.132
 68      5/25/2011       8.355       10.448
 69      6/25/2011       8.075       10.091
 70      7/25/2011       8.333       10.406
 71      8/25/2011       8.053       10.050
 72      9/25/2011       8.041       10.030
 73      10/25/2011      8.298       10.343
 74      11/25/2011      8.019       10.000
 75      12/25/2011      8.274       10.299
 76      1/25/2012       7.996       10.000
 77      2/25/2012        **           **
 78      3/25/2012        **           **

 1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683%, 4.1961% and 4.4062%, respectively.

 2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683%, 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

 3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of applicable certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                      AVAILABLE     AVAILABLE
           PAYMENT    FUNDS CAP     FUNDS CAP
PERIOD      DATE      (%) (1)(3)   (%) (2)(3)
------   ----------   ----------   -----------
   1     10/25/2005      4.396        4.396
   2     11/25/2005      5.672        9.500
   3     12/25/2005      5.870        9.500
   4     1/25/2006       5.687        9.500
   5     2/25/2006       5.687        9.500
   6     3/25/2006       6.296        9.500
   7     4/25/2006       5.686        9.500
   8     5/25/2006       5.875        9.500
   9     6/25/2006       5.688        9.500
  10     7/25/2006       5.880        9.500
  11     8/25/2006       5.690        9.500
  12     9/25/2006       5.689        9.500
  13     10/25/2006      5.879        9.500
  14     11/25/2006      5.689        9.500
  15     12/25/2006      5.881        9.500
  16     1/25/2007       5.692        9.500
  17     2/25/2007       5.696        9.500
  18     3/25/2007       6.305        9.500
  19     4/25/2007       5.863        9.500
  20     5/25/2007       7.283        9.500
  21     6/25/2007       7.054        9.500
  22     7/25/2007       7.272        9.500
  23     8/25/2007       7.026        9.500
  24     9/25/2007       7.020        9.500
  25     10/25/2007      7.291        9.500
  26     11/25/2007      7.428        9.500
  27     12/25/2007      7.673        9.500
  28     1/25/2008       7.416        9.500
  29     2/25/2008       7.407        9.500
  30     3/25/2008       7.924        9.500
  31     4/25/2008       7.462        9.500
  32     5/25/2008       7.939        9.500
  33     6/25/2008       7.671        9.500
  34     7/25/2008       7.915        9.500
  35     8/25/2008       7.648        9.500
  36     9/25/2008       7.638        9.500
  37     10/25/2008      7.882        9.500
  38     11/25/2008      7.675        9.500
  39     12/25/2008      7.918        9.500
  40     1/25/2009       7.650        9.500
  41     2/25/2009       7.638        9.500
  42     3/25/2009       8.456        9.756
  43     4/25/2009       7.629        9.500
  44     5/25/2009       7.871        9.500
  45     6/25/2009       7.604        9.500
  46     7/25/2009       7.845        9.500
  47     8/25/2009       7.579        9.500
  48     9/25/2009       7.566        9.500
  49     10/25/2009      7.805        9.500
  50     11/25/2009      7.540        9.500
  51     12/25/2009      7.778        9.500
  52     1/25/2010       7.514        9.500
  53     2/25/2010       7.501        9.500
  54     3/25/2010       8.296        9.746
  55     4/25/2010       7.480        9.500
  56     5/25/2010       7.723        9.500
  57     6/25/2010       7.449        9.500
  58     7/25/2010       7.683        9.500
  59     8/25/2010       7.403        9.500
  60     9/25/2010       7.389        9.500
  61     10/25/2010      7.622        9.500
  62     11/25/2010      7.363        9.500
  63     12/25/2010      7.594        9.500
  64     1/25/2011       7.336        9.500
  65     2/25/2011       7.323        9.500
  66     3/25/2011       8.092        9.814
  67     4/25/2011       7.296        9.500
  68     5/25/2011       7.525        9.500
  69     6/25/2011       7.269        9.500
  70     7/25/2011       7.497        9.500
  71     8/25/2011       7.242        9.500
  72     9/25/2011       7.229        9.500
  73     10/25/2011      7.456        9.500
  74     11/25/2011      7.202        9.500
  75     12/25/2011      7.428        9.500
  76     1/25/2012       7.175        9.500
  77     2/25/2012        **           **
  78     3/25/2012        **           **

 1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683% 4.1961% and 4.4062% respectively.

 2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683% 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

 3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of applicable certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE CLASS M AND CLASS B CERTIFICATES

                      AVAILABLE     AVAILABLE
           PAYMENT    FUNDS CAP     FUNDS CAP
PERIOD      DATE      (%) (1)(3)   (%) (2)(3)
------   ----------   ----------   -----------
   1     10/25/2005      4.454        4.454
   2     11/25/2005      5.748        9.500
   3     12/25/2005      5.947        9.500
   4     1/25/2006       5.759        9.500
   5     2/25/2006       5.759        9.500
   6     3/25/2006       6.376        9.500
   7     4/25/2006       5.759        9.500
   8     5/25/2006       5.950        9.500
   9     6/25/2006       5.760        9.500
  10     7/25/2006       5.954        9.500
  11     8/25/2006       5.761        9.500
  12     9/25/2006       5.761        9.500
  13     10/25/2006      5.953        9.500
  14     11/25/2006      5.760        9.500
  15     12/25/2006      5.955        9.500
  16     1/25/2007       5.763        9.500
  17     2/25/2007       5.766        9.500
  18     3/25/2007       6.405        9.500
  19     4/25/2007       5.969        9.500
  20     5/25/2007       7.468        9.500
  21     6/25/2007       7.228        9.500
  22     7/25/2007       7.454        9.500
  23     8/25/2007       7.202        9.500
  24     9/25/2007       7.198        9.500
  25     10/25/2007      7.474        9.500
  26     11/25/2007      7.607        9.500
  27     12/25/2007      7.857        9.500
  28     1/25/2008       7.595        9.500
  29     2/25/2008       7.587        9.500
  30     3/25/2008       8.139        9.500
  31     4/25/2008       7.690        9.500
  32     5/25/2008       8.164        9.500
  33     6/25/2008       7.891        9.500
  34     7/25/2008       8.144        9.500
  35     8/25/2008       7.870        9.500
  36     9/25/2008       7.861        9.500
  37     10/25/2008      8.123        9.500
  38     11/25/2008      7.900        9.500
  39     12/25/2008      8.152        9.515
  40     1/25/2009       7.878        9.500
  41     2/25/2009       7.867        9.500
  42     3/25/2009       8.717       10.177
  43     4/25/2009       7.865        9.500
  44     5/25/2009       8.116        9.614
  45     6/25/2009       7.843        9.500
  46     7/25/2009       8.092        9.575
  47     8/25/2009       7.820        9.500
  48     9/25/2009       7.808        9.500
  49     10/25/2009      8.056        9.535
  50     11/25/2009      7.785        9.500
  51     12/25/2009      8.032        9.571
  52     1/25/2010       7.762        9.500
  53     2/25/2010       7.750        9.500
  54     3/25/2010       8.572       10.212
  55     4/25/2010       7.734        9.500
  56     5/25/2010       7.984        9.573
  57     6/25/2010       7.702        9.500
  58     7/25/2010       7.946        9.667
  59     8/25/2010       7.665        9.500
  60     9/25/2010       7.653        9.500
  61     10/25/2010      7.896        9.714
  62     11/25/2010      7.630        9.500
  63     12/25/2010      7.872        9.679
  64     1/25/2011       7.606        9.500
  65     2/25/2011       7.594        9.500
  66     3/25/2011       8.394       10.299
  67     4/25/2011       7.570        9.500
  68     5/25/2011       7.810        9.568
  69     6/25/2011       7.546        9.500
  70     7/25/2011       7.785        9.522
  71     8/25/2011       7.522        9.500
  72     9/25/2011       7.510        9.500
  73     10/25/2011      7.748        9.500
  74     11/25/2011      7.486        9.500
  75     12/25/2011      7.724        9.500
  76     1/25/2012       7.463        9.500
  77     2/25/2012        **           **
  78     3/25/2012        **           **

 1. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.8683%, 4.1961% and 4.4062%, respectively.

 2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR start at 3.8683%, 4.1961% and 4.4062% in month 1, respectively, and increase to 20.00% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

 3. Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate certificate principal balance of the classes of applicable certificates for such Distribution Date, annualized based on the actual number of days in the accrual period.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%              80%             100%           150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
                     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1A
       100.00000%              27              27              27              27              27

        WAL (YRS)           20.26            2.89            2.26            1.33            0.97
 PRINCIPAL WINDOW   Oct05 - Apr34   Oct05 - Oct13   Oct05 - Jan12   Oct05 - Jul09   Oct05 - Sep07

CLASS A-2A
       100.00000%              12              12              12              12              12

        WAL (YRS)           14.53            1.19            1.00            0.71            0.55
 PRINCIPAL WINDOW   Oct05 - Jul27   Oct05 - Dec07   Oct05 - Jun07   Oct05 - Jan07   Oct05 - Aug06

CLASS A-2B
       100.00000%              27              27              27              27              27

        WAL (YRS)           25.06            3.94            3.00            1.78            1.37
 PRINCIPAL WINDOW   Jul27 - Aug33   Dec07 - Jun12   Jun07 - Dec10   Jan07 - Feb08   Aug06 - May07

CLASS A-2C
       100.00000%              38              38              38              38              38

        WAL (YRS)           28.48            7.89            6.19            3.19            1.91
 PRINCIPAL WINDOW   Aug33 - Apr34   Jun12 - Oct13   Dec10 - Jan12   Feb08 - Jul09   May07 - Nov07

CLASS M-1
       100.00000%              48              48              48              48              48

        WAL (YRS)           26.50            5.34            4.48            3.86            2.36
 PRINCIPAL WINDOW   Jul28 - Apr34   Nov08 - Oct13   Feb09 - Jan12   Jul09 - Jul09   Nov07 - Feb08

CLASS M-2
       100.00000%              50              50              50              50              50

        WAL (YRS)           26.50            5.33            4.44            3.86            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Nov08 - Oct13   Jan09 - Jan12   Jul09 - Jul09   Feb08 - Feb08

CLASS M-3
       100.00000%              51              51              51              51              51

        WAL (YRS)           26.50            5.33            4.40            3.81            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Nov08 - Oct13   Dec08 - Jan12   May09 - Jul09   Feb08 - Feb08

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                        DISCOUNT MARGIN TABLE (TO CALL)

                          0%              80%             100%           150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
                     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                    -------------   -------------   -------------   -------------   -------------
CLASS M-4
       100.00000%              63              63              63              63              63

        WAL (YRS)           26.50            5.32            4.39            3.67            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Oct08 - Oct13   Nov08 - Jan12   Mar09 - Jul09   Feb08 - Feb08

CLASS M-5
       100.00000%              66              66              66              66              66

        WAL (YRS)           26.50            5.32            4.37            3.58            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Oct08 - Oct13   Nov08 - Jan12   Feb09 - Jul09   Feb08 - Feb08

CLASS M-6
       100.00000%              72              72              72              72              72

        WAL (YRS)           26.50            5.32            4.37            3.53            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Oct08 - Oct13   Nov08 - Jan12   Jan09 - Jul09   Feb08 - Feb08

CLASS B-1
       100.00000%             120             120             120             120             120

        WAL (YRS)           26.50            5.32            4.36            3.46            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Oct08 - Oct13   Oct08 - Jan12   Dec08 - Jul09   Feb08 - Feb08

CLASS B-2
       100.00000%             175             175             175             175             175

        WAL (YRS)           26.44            5.16            4.21            3.31            2.44
 PRINCIPAL WINDOW   Jul28 - Apr34   Oct08 - Oct13   Oct08 - Jan12   Nov08 - Jul09   Feb08 - Feb08

CLASS B-3
        86.07000%             429             707             775             830             964

        WAL (YRS)           25.79            4.30            3.57            3.14            2.44
 PRINCIPAL WINDOW   Jul28 - Aug33   Oct08 - Mar12   Oct08 - Oct10   Oct08 - Nov08   Feb08 - Feb08

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1A
       100.00000%              27              28              28              28              27

        WAL (YRS)           20.31            3.09            2.42            1.38            0.97
 PRINCIPAL WINDOW   Oct05 - Apr35   Oct05 - Mar22   Oct05 - Oct18   Oct05 - Nov12   Oct05 - Sep07

CLASS A-2A
       100.00000%              12              12              12              12              12

        WAL (YRS)           14.53            1.19            1.00            0.71            0.55
 PRINCIPAL WINDOW   Oct05 - Jul27   Oct05 - Dec07   Oct05 - Jun07   Oct05 - Jan07   Oct05 - Aug06

CLASS A-2B
       100.00000%              27              27              27              27              27

        WAL (YRS)           25.06            3.94            3.00            1.78            1.37
 PRINCIPAL WINDOW   Jul27 - Aug33   Dec07 - Jun12   Jun07 - Dec10   Jan07 - Feb08   Aug06 - May07

CLASS A-2C
       100.00000%              38              45              46              47              38

        WAL (YRS)           28.80           10.34            8.21            4.45            1.91
 PRINCIPAL WINDOW   Aug33 - Apr35   Jun12 - Oct24   Dec10 - Apr21   Feb08 - Nov15   May07 - Nov07

CLASS M-1
       100.00000%              48              50              50              52              48

        WAL (YRS)           26.59            5.90            4.93            4.85            2.37
 PRINCIPAL WINDOW   Jul28 - Feb35   Nov08 - Jun19   Feb09 - Aug16   Jan10 - Jul12   Nov07 - Mar08

CLASS M-2
       100.00000%              50              52              52              52              52

        WAL (YRS)           26.59            5.85            4.85            4.34            2.65
 PRINCIPAL WINDOW   Jul28 - Jan35   Nov08 - Sep18   Jan09 - Dec15   Aug09 - Feb12   Mar08 - Jul08

CLASS M-3
       100.00000%              51              53              53              52              58

       WAL (YRS)            26.59            5.79            4.77            4.04            3.42
 PRINCIPAL WINDOW   Jul28 - Dec34   Nov08 - Oct17   Dec08 - Mar15   May09 - Aug11   Jul08 - Nov12

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
                    -------------   -------------   -------------   -------------   -------------
CLASS M-4
       100.00000%              63              65              65              64              80

        WAL (YRS)           26.58            5.72            4.71            3.87            5.72
 PRINCIPAL WINDOW   Jul28 - Nov34   Oct08 - Dec16   Nov08 - Aug14   Mar09 - Mar11   Sep10 - May12

CLASS M-5
       100.00000%              66              67              67              67              81

        WAL (YRS)           26.57            5.64            4.62            3.74            4.68
 PRINCIPAL WINDOW   Jul28 - Oct34   Oct08 - Apr16   Nov08 - Jan14   Feb09 - Oct10   Jan10 - Sep10

CLASS M-6
       100.00000%              72              73              73              73              86

        WAL (YRS)           26.56            5.57            4.57            3.65            4.23
 PRINCIPAL WINDOW   Jul28 - Sep34   Oct08 - Aug15   Nov08 - Jun13   Jan09 - Jun10   Oct09 - Jan10

CLASS B-1
       100.00000%             120             121             121             121             141

        WAL (YRS)           26.53            5.45            4.47            3.52            3.87
 PRINCIPAL WINDOW   Jul28 - Aug34   Oct08 - Feb15   Oct08 - Jan13   Dec08 - Mar10   May09 - Oct09

CLASS B-2
       100.00000%             175             175             175             175             199

        WAL (YRS)           26.44            5.17            4.21            3.32            3.50
 PRINCIPAL WINDOW   Jul28 - Apr34   Oct08 - Dec13   Oct08 - Feb12   Nov08 - Aug09   Jan09 - May09

CLASS B-3
        86.07000%             429             707             775             830             839

        WAL (YRS)           25.79            4.30            3.57            3.14            3.21
 PRINCIPAL WINDOW   Jul28 - Aug33   Oct08 - Mar12   Oct08 - Oct10   Oct08 - Nov08   Oct08 - Jan09

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, at which the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.8683%, 6ML = 4.1961% and 1YL=4.4062%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages.

Other assumptions include: (1) prepayment speed is 100% of the Pricing Speed,
(2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

                               STATIC LIBOR                 FORWARD LIBOR
                      --------------------------------    --------------------------------
                      25% LOSS    35% LOSS    45% LOSS    25% LOSS    35% LOSS    45% LOSS
                      SEVERITY    SEVERITY    SEVERITY    SEVERITY    SEVERITY    SEVERITY
                      --------    --------    --------    --------    --------    --------
CLASS M-1  CDR Break    29.300%     19.625%     14.750%     26.859%     17.857%     13.369%
           Cum Loss      12.66%      13.62%      14.22%      11.99%      12.74%      13.20%
                        ------      ------      ------      ------      ------      ------
CLASS M-2  CDR Break    23.829%     16.346%     12.440%     21.453%     14.620%     11.087%
           Cum Loss      11.10%      11.94%      12.48%      10.34%      10.99%      11.40%
                        ------      ------      ------      ------      ------      ------
CLASS M-3  CDR Break    20.512%     14.285%     10.956%     18.184%     12.586%      9.621%
           Cum Loss      10.03%      10.80%      11.29%       9.22%       9.80%      10.16%
                        ------      ------      ------      ------      ------      ------
CLASS M-4  CDR Break    18.197%     12.807%      9.876%     15.911%     11.131%      8.555%
           Cum Loss       9.22%       9.93%      10.38%       8.36%       8.89%       9.22%
                        ------      ------      ------      ------      ------      ------
CLASS M-5  CDR Break    16.436%     11.658%      9.033%     14.181%     10.000%      7.723%
           Cum Loss       8.56%       9.22%       9.64%       7.67%       8.15%       8.45%
                        ------      ------      ------      ------      ------      ------
CLASS M-6  CDR Break    15.420%     10.987%      8.531%     13.181%      9.338%      7.227%
           Cum Loss       8.17%       8.80%       9.19%       7.25%       7.71%       7.99%
                        ------      ------      ------      ------      ------      ------
CLASS B-1  CDR Break    13.407%      9.637%      7.521%     11.214%      8.021%      6.245%
           Cum Loss       7.35%       7.91%       8.26%       6.39%       6.79%       7.04%
                        ------      ------      ------      ------      ------      ------
CLASS B-2  CDR Break    11.710%      8.527%      6.707%      9.645%      7.005%      5.498%
           Cum Loss       6.61%       7.15%       7.49%       5.65%       6.05%       6.29%
                        ------      ------      ------      ------      ------      ------
CLASS B-3  CDR Break    10.275%      7.532%      5.943%      8.285%      6.062%      4.772%
           Cum Loss       5.95%       6.43%       6.74%       4.98%       5.33%       5.54%
                        ------      ------      ------      ------      ------      ------

                                 [LINE GRAPH]

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

\
[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=3.8683%, 6ML=4.1961%, and 1YL=4.4062%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

              EXCESS SPREAD IN BPS        EXCESS SPREAD IN BPS
 PERIOD          (STATIC LIBOR)              (FORWARD LIBOR)
--------      --------------------        --------------------
Avg yr1*               172                         124
Avg yr2                232                         153
Avg yr3                359                         295
Avg yr4                383                         329
Avg yr5                378                         322

* Year 1 average is calculated from period 2 to period 12.

            EXCESS                                       EXCESS
          SPREAD IN                                     SPREAD IN
             BPS       1 MONTH    6 MONTH    1 YEAR        BPS
           (STATIC     FORWARD    FORWARD    FORWARD    (FORWARD
PERIOD      LIBOR)      LIBOR      LIBOR      LIBOR      LIBOR)
------    ---------    -------    -------    -------    ---------
   1         **        3.8683%    4.1961%    4.4062%        **
   2         162       3.9857%    4.2909%    4.4660%       150
   3         181       4.1594%    4.3672%    4.5136%       153
   4         163       4.2839%    4.4204%    4.5509%       122
   5         162       4.3353%    4.4679%    4.5826%       117
   6         223       4.3450%    4.4941%    4.6099%       176
   7         162       4.4071%    4.5176%    4.6391%       109
   8         181       4.4313%    4.5371%    4.6686%       125
   9         161       4.4781%    4.5592%    4.6976%       102
  10         180       4.5492%    4.5783%    4.7254%       114
  11         161       4.4972%    4.5937%    4.7514%       100
  12         160       4.4844%    4.6197%    4.7684%       100
  13         179       4.5222%    4.6552%    4.7817%       115
  14         160       4.5594%    4.6928%    4.7933%        92
  15         179       4.5941%    4.7269%    4.8023%       108
  16         159       4.6300%    4.7624%    4.8099%        86
  17         159       4.6649%    4.7976%    4.8147%        82
  18         222       4.6973%    4.8055%    4.8179%       141
  19         178       4.7333%    4.7946%    4.8202%        94
  20         327       4.7669%    4.7799%    4.8190%       238
  21         302       4.7994%    4.7633%    4.8168%       211
  22         324       4.8327%    4.7425%    4.8129%       229
  23         298       4.7070%    4.7178%    4.8063%       216
  24         297       4.6362%    4.7167%    4.8076%       222
  25         325       4.6501%    4.7287%    4.8133%       250
  26         338       4.6637%    4.7425%    4.8180%       275
  27         363       4.6776%    4.7551%    4.8221%       299
  28         336       4.6906%    4.7683%    4.8264%       270
  29         335       4.7027%    4.7801%    4.8295%       268
  30         391       4.7154%    4.7841%    4.8316%       323
  31         345       4.7273%    4.7816%    4.8342%       276
  32         393       4.7387%    4.7783%    4.8358%       335
  33         365       4.7514%    4.7741%    4.8370%       305
  34         390       4.7625%    4.7687%    4.8376%       330
  35         362       4.7260%    4.7634%    4.8378%       304
  36         361       4.6998%    4.7639%    4.8428%       306
  37         387       4.7066%    4.7710%    4.8492%       332
  38         367       4.7135%    4.7776%    4.8560%       314
  39         395       4.7207%    4.7837%    4.8635%       342
  40         368       4.7275%    4.7906%    4.8694%       313
  41         368       4.7333%    4.7966%    4.8761%       312
  42         455       4.7390%    4.8030%    4.8817%       402
  43         369       4.7466%    4.8113%    4.8885%       314
  44         395       4.7522%    4.8176%    4.8945%       344
  45         368       4.7584%    4.8250%    4.9000%       314
  46         394       4.7639%    4.8308%    4.9064%       341
  47         367       4.7741%    4.8376%    4.9120%       311
  48         366       4.7809%    4.8417%    4.9151%       310
  49         392       4.7861%    4.8476%    4.9162%       336
  50         365       4.7923%    4.8530%    4.9171%       309
  51         390       4.7969%    4.8571%    4.9178%       335
  52         363       4.8022%    4.8629%    4.9182%       306
  53         363       4.8060%    4.8673%    4.9190%       305
  54         448       4.8105%    4.8676%    4.9190%       393
  55         362       4.8164%    4.8651%    4.9182%       304
  56         389       4.8203%    4.8615%    4.9177%       332
  57         360       4.8253%    4.8585%    4.9181%       304
  58         386       4.8294%    4.8538%    4.9162%       330
  59         358       4.8073%    4.8507%    4.9151%       304
  60         357       4.7940%    4.8493%    4.9171%       305
  61         383       4.7965%    4.8515%    4.9209%       331
  62         356       4.7995%    4.8543%    4.9253%       303
  63         382       4.8018%    4.8571%    4.9282%       329
  64         355       4.8053%    4.8590%    4.9317%       300
  65         355       4.8061%    4.8602%    4.9355%       300
  66         439       4.8082%    4.8649%    4.9386%       387
  67         354       4.8113%    4.8704%    4.9421%       298
  68         380       4.8138%    4.8756%    4.9458%       326
  69         354       4.8152%    4.8797%    4.9487%       298
  70         380       4.8169%    4.8841%    4.9516%       325
  71         353       4.8291%    4.8894%    4.9549%       296
  72         353       4.8374%    4.8919%    4.9609%       295
  73         379       4.8397%    4.8928%    4.9688%       321
  74         353       4.8408%    4.8945%    4.9781%       295
  75         379       4.8424%    4.8958%    4.9860%       321
  76         ***       4.8446%    4.8975%    4.9953%       ***

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.